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                                                                   EXHIBIT 10.32

                                                       EDC LOAN NO. 880-CAN-RD04

                                   DATED AS OF

                            VELTRI METAL PRODUCTS CO.

                                       AND

                         EXPORT DEVELOPMENT CORPORATION



                                 LOAN AGREEMENT


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                                                       EDC LOAN NO. 880-CAN-RD04

                                   DATED AS OF

                            VELTRI METAL PRODUCTS CO.

                                       AND

                         EXPORT DEVELOPMENT CORPORATION







                                 LOAN AGREEMENT



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                                TABLE OF CONTENTS

                                                        Page

PARTIES ................................................  1
RECITALS ...............................................  1

ARTICLE I ..............................................  1
DEFINITIONS ............................................  1
   Section 1.01 -Definitions ...........................  1
   Section 1.02 - Rules of Interpretation ..............  4
ARTICLE II .............................................  5
REPRESENTATIONS AND WARRANTIES .........................  5
   Section 2.01 - Representations and Warranties .......  5
ARTICLE III ............................................  8
LOAN ...................................................  8
   Section 3.01 - Loan .................................  8
   Section 3.02 - Currency and Manner of Advances ......  8
   Section 3.03 - Disclaimer ...........................  9
ARTICLE IV .............................................  9
REPAYMENT OF PRINCIPAL, PAYMENT OF INTEREST ............  9
AND OTHER CHARGES ......................................  9
   Section 4.01 - Principal and Interest ...............  9
   Section 4.02 - Additional Cost and Illegality ....... 11
   Section 4.03 - Place and Manner of Payment .......... 12
   Section 4.04 - Costs and Expenses ................... 12
   Section 4.05 - Application of Payments .............. 12
   Section 4.06 - Indemnities .......................... 13
   Section 4.07 - Voluntary Prepayment ................. 13
ARTICLE V .............................................. 14
LOAN ACCOUNTS .......................................... 14
   Section 5.01 - Loan Accounts ........................ 14
ARTICLE VI ............................................. 14
SECURITY ............................................... 14
   Section 6.01 - Security Agreement ................... 14
   Section 6.02 - Security Effective ................... 14
ARTICLE VII ............................................ 15
PREDISBURSEMENT CONDITIONS ............................. 15
   Section 7.01 - Advances ............................. 15
   Section 7.02 - Further Conditions Precedent ......... 16
   Section 7.03 - Waiver of Predisbursement Conditions.. 16
ARTICLE VIII ........................................... 16
COVENANTS OF BORROWER .................................. 16
   Section 8.01 - Covenants of Borrower ................ 16



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ARTICLE IX ..................................................... 19
DEFAULT ........................................................ 19
   Section 9.01 - Events of Default ............................ 19
   Section 9.02 - Suspension of Advances ....................... 21
   Section 9.03 - Termination of Installments and Acceleration.. 21
   Section 9.04 - Remedies Cumulative .......................... 22
ARTICLE X ...................................................... 22
CANADIAN BENEFIT ............................................... 22
   Section 10.01 - Canadian Benefit ............................ 22
ARTICLE XI ..................................................... 22
NOTICE ......................................................... 22
   Section 11.01 - Notice ...................................... 22
ARTICLE)GI ..................................................... 23
PROPER LAW ..................................................... 23
   Section 12.01 - Proper Law .................................. 23
ARTICLE XIII ................................................... 24
SEVERABILITY OF PROVISIONS ..................................... 24
   Section 13.01 - Severability of Provisions .................. 24
ARTICLE XIV .................................................... 24
SUCCESSORS AND ASSIGNS ......................................... 24
   Section 14.01 - Successors and Assigns ...................... 24
ARTICLE XV ..................................................... 24
COUNTERPARTS ................................................... 24
   Section 15.01 - Counterparts ................................ 24
ARTICLE XVI .................................................... 24
FURTHER ASSURANCES ............................................. 24
   Section 16.01 - Further Assurances .......................... 24
ARTICLE XVII ................................................... 25
ENTIRE AGREEMENT ............................................... 25
   Section 17.01 - Entire Agreement ............................ 25

SCHEDULE "A"               FORM OF SECURITY AGREEMENT
SCHEDULE "B"               DESCRIPTION OF TOOLS
SCHEDULE "C"               DRAWDOWN REQUEST
SCHEDULE "D-1"             FORM OF SUBORDINATION AGREEMENT
SCHEDULE "D-2"             FORM OF SUBORDINATION AGREEMENT
SCHEDULE "E"               SECURITY INTERESTS ON COLLATERAL
SCHEDULE "F"               LOCATION OF COLLATERAL
SCHEDULE "G"               FORM OF OPINION OF BORROWER'S COUNSEL



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                                                       EDC LOAN NO. 880-CAN-RD04

  THIS LOAN AGREEMENT dated as of          is made

  BETWEEN

                   VELTRI METAL PRODUCTS CO.,
                   a corporation incorporated pursuant to the laws of Nova Scotia and having its chief executive office at 900 Wilshire Drive, Suite 270
                   Troy, Michigan
                   (the "BORROWER")

 AND

                   EXPORT DEVELOPMENT CORPORATION,
                   a corporation established by an Act of the Parliament of Canada, having its head office at Ottawa, Ontario, Canada
                   ("EDC")

WHEREAS EDC, at the request of the BORROWER, is prepared to establish this loan facility, on the terms and subject to the conditions of this Agreement in order to finance the purchase price and EDC approved manufacturing costs of the HONDA MINIVAN TOOLS;

AND WHEREAS pursuant to the terms of the HONDA TOOL QUOTE the BORROWER will sell the HONDA MINIVAN TOOLS and HONDA MINIVAN PARTS to the BUYER;

NOW THEREFORE EDC and the BORROWER agree that:

                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.01 - DEFINITIONS

In this Agreement, unless the context otherwise requires:

"ADVANCE" means an amount loaned to the BORROWER by EDC under Article III hereof;

"BANK" means the Bank of Montreal, having its head office at Montreal, Canada;

"BUSINESS DAY" means any day on which banks are open for business in Toronto, Canada and any place where a payment is required to be made under this Agreement;




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                                       -2-

"BUYER" means Honda of Canada Manufacturin- Inc., a corporation incorporated under the laws of Ontario and having its head office at Alliston, Ontario;

"BUYER CONFIRMATION" means the approvals by the BUYER, in a form satisfactory to EDC, of each of the HONDA MINIVAN TOOLS to which an ADVANCE relates;

"CANADIAN DOLLARS" and "CAD" each means the currency of Canada;

"COLLATERAL" has the meaning ascribed to it in the SECURITY AGREEMENT;

"DRAWDOWN REQUEST" means the request from the BORROWER to EDC for an ADVANCE in the form of Schedule "C";

"ENVIRONMENTAL LAWS" means any and all requirements under or prescribed by any applicable federal, provincial, or municipal laws, rules, regulations, ordinances, guidelines, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or other government restrictions relating in any way to the environment or the release of any substance into the environment;

"EVENT OF DEFAULT" means any of the events or circumstances described in Section 9.01;

"FIRST REPAYMENT DATE" means the earlier of: (a) 1st day of the first month after the month in which the first ADVANCE occurs; or (b) the 30th day after the HONDA LAUNCH DATE; or, if any such date is not a BUSINESS DAY, the next BUSINESS DAY;

"GAAP" means generally accepted accounting principles in Canada, as recommended in the Handbook of the Canadian Institute of Chartered Accountants, or any successor provision;

"HONDA LAUNCH DATE" means July 31, 1998, or such other date that the parties may agree upon in writing;

"HONDA MINIVAN PARTS" means the automotive parts manufactured from the HONDA MINIVAN TOOLS by the BORROWER for the BUYER pursuant to the HONDA TOOL QUOTE in connection with the 1999 Honda Minivan Program and the 1999, 2000 and 2001 model year Honda Minivans;

"HONDA MINIVAN TOOLS" means the tools listed in Schedule "B" to be supplied by the BORROWER to the BUYER pursuant to a HONDA TOOL QUOTE for the manufacture of HONDA MINIVAN PARTS in connection with the 1999 Honda Minivan Program and the 1999, 2000 and 2001 model year Honda Minivans. Schedule "B" will be amended from time to time to reflect the tools to be built by tooler subcontractors whose Applications For Initial Financing EDC has approved as contemplated under the Credit Facility Agreement between the BORROWER and EDC (EDC Loan No. CAN-TF00) and any tools which the BORROWER will be manufacturing, the costs of which EDC has agreed to reimburse the BORROWER according to the terms hereof);



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                                       -3-

"HONDA TOOL QUOTE" means each and every Honda Tool Quote issued by the BUYER to the BORROWER detailing the monthly tooling payment (to include the start month, frequency of payment and principal and interest associated with the HONDA MINIVAN TOOLS), and the terms of purchase by the BUYER of the HONDA MINIVAN TOOLS and HONDA MINIVAN PARTS;

"INTEREST PAYMENT DATE" means the 1st day of each month in each year or, if any such date is not a BUSINESS DAY, the next BUSINESS DAY;

"INTEREST PERIOD" means:

(a) (i) for each ADVANCE the period commencing on and including the date on which that ADVANCE is made and ending on and including the date preceding the next INTEREST PAYMENT DATE; and

    (ii) for any amount in default hereunder, the period commencing on and including the date of default and ending, on and including the date preceding the next INTEREST PAYMENT; and

(b) thereafter the period commencing on and including an INTEREST PAYMENT DATE and ending on and including the date preceding the next INTEREST PAYMENT DATE;

"LIENS" means any mortgage, leasehold mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement, encumbrance, privilege, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever securing the obligation of any person (including, without limitation, any title retention agreement, execution, seizure, attachment, garnishment or other similar encumbrance, any financing lease having substantially the same economic effect as any of the foregoing, the filing of, or agreement to give, any financing statement perfecting a security interest under applicable law of any jurisdiction and any designation of loss payees or beneficiaries other than the owner of the insured property or any similar arrangement under any insurance policy);

"POTENTIAL DEFAULT" means any event or circumstance that, with notice or lapse of time or both, would constitute an EVENT OF DEFAULT;

"RECEIVABLES" has the meaning ascribed to it in the SECURITY AGREEMENT;

"SECURITY AGREEMENT" means the security agreement whereby the BORROVYTER. grants a security interest to EDC over the COLLATERAL in the form of Schedule "A";

"SHAREHOLDER'S EQUITY" means, at any time, for the BORROWER the difference between (a) total assets; and (b) total liabilities determined in accordance with generally accepted accounting principles including the amount owed under this Agreement less the amount of all loans subordinated at that time according to a Shareholder's Postponement Agreement dated



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                                       -4-

"SUBORDINATION AGREEMENTS" means the subordination agreements in the form of Schedule "D-1" or Schedule "D-2", as the case may be;

"TAXES" means all present or future taxes including, without limitation, income taxes, sales or value-added taxes, levies, stamp duties, duties, fees, royalties, deductions and withholdings imposed, levied, collected, withheld or assessed as of the date hereof or at any time in the future by a government or governmental body of or within Canada or any other jurisdiction whatsoever having power to tax together with any fines, penalties and interest thereon;

"TELERATE PAGE 3105" means the display designated as Telerate page 3105 on the service provided by Dow Jones Telerate (or such other display as may replace it on that service for the purpose of displaying Government of Canada 3 year Benchmark Bonds); and

"TOOLING AGREEMENT" means the Tooling Agreement between the BUYER and the BORROWER governing the amortization of the HONDA MINIVAN TOOLS.

SECTION 1.02 - RULES OF INTERPRETATION

In this Agreement unless the context requires otherwise:

(a)      the singular will include the plural and vice versa;

(b) references to a "person" will be construed as references to any individual, firm, company, corporation, unincorporated body of persons or any state or political subdivision thereof or any government or any agency thereof;

(c) whenever any person is referred to, such reference will be deemed to include the permitted assignees and successors of such person, whether by operation of law, consolidation, merger, sale, amalgamation or otherwise as applicable;

(d) references to a specified Article, Section or Schedule will be construed as references to that specified Article or Section of, or Schedule to, this Agreement;

(e) references to any agreement or other instrument will be deemed to include such agreement or other instrument as it may from time to time be modified, amended, supplemented or restated in accordance with its terms and, where required hereunder, with the consent of EDC;

(f) the terms "hereof", "herein" and "hereunder" will be deemed to refer to this Agreement; and

(g) the headings of the Articles and Sections are inserted for convenience only and will not affect the construction or interpretation of this Agreement.


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                                       -5-


                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

REPRESENTATIONS AND WARRANTIES

The Borrower represents and warrants to EDC as of the date of this Agreement and, except as otherwise permitted or required hereunder, will be deemed to represent and warrant as of the date of each ADVANCE (and it shall be a condition of EDC's obligation to make each ADVANCE and the making of any ADVANCE shall not constitute a waiver thereof), that:

(a) the BORROWER is a corporation duly incorporated and organized and validly existing under the laws of the Province of Nova Scotia and duly qualified in any other jurisdiction where it carries on a material portion of its business;

(b) the BORROWER has the necessary corporate power and authority to own its property and assets and to carry on business as it is being carried on;

(c) the Entering into and the performance of the terms of this Agreement and the SECURITY AGREEMENT and of each document to be delivered by the BORROWER with respect to:

     (i) are within its corporate powers and have been duly authorized by all necessary corporate action;

    (ii) are not in violation of any law, statute or regulation of the Province of Ontario or of Canada applicable therein; and

   (iii) save for the creation of a security interest under the SECURITY AGREEMENT and those subordinated under the SUBORDINATION
         AGREEMENTS, will not result in or require the creation or imposition of a LIEN upon the COLLATERAL whether created or imposed at law or pursuant to the terms of any document, agreement or instrument to which the BORROWER is subject or by which it or any of its properties or assets are bound;

(d) this Agreement and the SECURITY AGREEMENT have been duly executed and delivered and each constitutes the direct, legal, valid and binding obligation of the BORROWER enforceable against the BORROWER in accordance with their respective terms except as such enforcement may be limited by bankruptcy, insolvency and other laws of general application affecting creditors' rights and by rules of equity governing the availability of equitable remedies,

(e) all Registrations, consents, licenses and approvals of any administrative or governmental agency required in connection with the execution and delivery by the BORROWER of this Agreement, the SECURITY AGREEMENT and each document to be delivered by the BORROWER with respect hereto or thereto and for the performance of the terms hereof or thereof and for the validity and enforceability and admissibility in evidence hereof and thereof, have been effected or obtained and are in full force and effect;

(f) subject to the rights of the BUYER, the BORROWER is, or with respect to the COLLATERAL acquired after the date hereof will be, the sole beneficial owner of the COLLATERAL, free and clear of any LIENS except for the security interests granted to EDC pursuant to the SECURITY AGREEMENT and the security interests set out in Schedule "E" which will be subordinated prior to the date of the first ADVANCE according to the terms of the SUBORDINATION AGREEMENT set out in Schedule "D-l";

(g) the BORROWER has, or with respect to the COLLATERAL acquired after the date hereof will have, the right to grant a security interest in the COLLATERAL in favor of EDC on the terms of the SECURITY AGREEMENT;

(h) the RECEIVABLES which constitute part of the COLLATERAL are enforceable against the BUYER; and the amount represented by the BORROWER to EDC as owing, from time to time, by the BUYER will be the correct amount actually owing by the BUYER; and the BUYER has no defense, set-off, claim or counterclaim against the BORROWER which can be asserted against EDC, whether in any proceeding to enforce the SECURITY AGREEMENT or otherwise;

(i) the location specified in Schedule "F" hereto as to the business operations and records of the BORROWER is accurate and complete and the COLLATERAL will be kept at such location or at such other location as the BORROWER will specify in writing to EDC and, subject to the provisions of the SECURITY AGREEMENT, none of the COLLATERAL will be moved therefrom without the prior written consent of EDC;

(j) the BORROWER's full name and chief executive address is as set out on the first page of this Agreement;

(k)      none of the COLLATERAL consists of consumer goods;

(l) the BORROWER is in material compliance with all ENVIRONMENTAL LAWS and no charge, order or notice has been made or issued under any ENVIRONMENTAL LAWS against the BORROWER or with respect to any of its assets which the BORROWER expects will result in a material environmental claim against the BORROWER; and no material environment investigations or inquiries are currently being conducted against the BORROWER; and the BORROWER holds all necessary licenses and permits required by all ENVIRONMENTAL LAWS for the proper conduct of its business; and the BORROWER has filed all material reports required under the ENVIRONMENTAL LAWS; and any contaminant, pollutant, hazardous waste or dangerous good as defined under ENVIRONMENTAL LAWS stored or located at any real property on which the business of the BORROWER is conducted, is stored or located in material compliance with all ENVIRONMENTAL LAWS;


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                                       -7-

(m) the BORROWER has (i) filed or caused to be filed all necessary tax returns and reports required to be filed to the appropriate government or governmental body; (ii) paid and discharged all TAXES due and payable by it; (iii) withheld and collected all TAXES required to be withheld and collected by it and remitted such TAXES to the appropriate government or governmental body, and no assessment, appeal or claim is, as far as the BORROWER is aware, being assessed or processed with respect to such claims or TAXES except to the extent that the failure to do any of the foregoing would not be material to the BORROWER;

  (n) the BORROWER has provided to EDC all material information relating to the financial condition, business and prospects of the BORROWER and, as at the date thereof, all such information was true, accurate and complete in all material respects and omitted no material fact necessary to make such information not misleading;

  (o) the audited financial statements of the BORROWER dated as of December 31, 1996, copies of which have been delivered to EDC, fairly present in all material respects the financial condition of the BORROWER and the results of its operations for the period covered; and such financial statements have been prepared in accordance with GAAP applied on a consistent basis and between the date of those financial statements and the date of this Agreement there has been no material adverse change in the financial condition or in the business or assets of the BORROWER;

 (p) there are no legal proceedings pending or, so far as is known to the BORROWER, threatened before any court, arbitral tribunal, administrative or governmental agency or other body having authority over it which would materially adversely affect the financial condition or the operations of the BORROWER or its ability to perform its obligations hereunder, under the SECURITY AGREEMENT or under the HONDA TOOL QUOTE;

(q) the BORROWER is not in violation of any term of its incorporating instrument and by-laws or of any agreement, instrument evidencing indebtedness, mortgage, franchise, license, judgment, decree, order, statute, rule, law, ordinance or regulation to which it or its business or assets are subject, except for immaterial violations; the entering into, performance and compliance with this Agreement, the SECURITY AGREEMENT and each document to be delivered by the BORROWER with respect thereto will not result in any such violation or constitute a default under or be in conflict in any material respects with any such term; and there is no such term which materially adversely affects or in the future may (so far as the BORROWER can now foresee) materially adversely affect the financial condition or the business or assets of the BORROWER or its ability to perform its obligations hereunder, under the SECURITY AGREEMENT or under the HONDA TOOL QUOTE;

(r) there are no disputes between the BORROWER and the BUYER which would reasonably be expected to adversely affect performance of the respective obligations of the parties under the HONDA TOOL QUOTE;

(s) the HONDA TOOL QUOTE, the TOOLING AGREEMENT, the BUYER Authorization for the Mass Production Tooling for the HONDA TOOLS ("Authorization for the Mass Production Tooling"), the Tooling Investigation Sheet
          (A) for the HONDA TOOLS detailing the cost of each HONDA TOOL ("Tooling Investigation Sheet") and the BUYER Minivan Parts Supply Contract, copies of which are to be delivered to EDC, will be in full force and effect and will not have been materially amended without EDC's knowledge; and

(t) the HONDA MINIVAN TOOLS when title is obtained by the BORROWER will be properly insured according to the HONDA TOOL QUOTE and the loss under the insurance policies is payable to EDC in accordance with EDC's interest in the HONDA MINIVAN TOOLS.

                                 ARTICLE III
                                     LOAN

SECTION 3.01 - LOAN

Subject to the terms and conditions of this Agreement and in reliance on the foregoing representations and warranties, EDC agrees to lend the BORROWER up to CAD5,000,000.00 to finance up to 100% of payments on account of the purchase price and EDC approved manufacturing costs of the HONDA MINIVAN TOOLS less (a) any amounts received by the BORROWER from the BUYER in respect of such purchase price; and (b) any financing costs payable by the BUYER as documented in the HONDA TOOL QUOTE.

SECTION 3.02 - CURRENCY AND MANNER OF ADVANCES

Subject to the terms and conditions of this Agreement, EDC will make to the BORROWER ADVANCES in the aggregate of no more than CAD5,000,000.00 relating to HONDA MINIVAN TOOLS under Section 3.01 upon receipt of a DRAWDOWN REQUEST. The amount of each ADVANCE will be up to the amount of the BORROWER's purchase order ("Purchase Order") relating to the related HONDA MINIVAN TOOL being purchased from a tooler subcontractor. Such ADVANCES shall be disbursed firstly, directly to EDC in application of outstanding amounts owed to EDC by such tooler subcontractor under its loan agreement made with EDC pursuant to the Facility Agreement between the BORROWER and EDC, (EDC Loan No. CAN-TF00) at the time of the DRAWDOWN REQUEST. Once the amount owing to EDC by such tooler subcontractor under its respective loan made pursuant to the Facility Agreement and relating to the HONDA MINIVAN TOOLS is fully paid, EDC will disburse the remainder to the tooler subcontractor to the extent owing to it under its invoice relating to the related Purchase Order. Such application of ADVANCES will represent payment of amounts owing by the BORROWER to such tooler subcontractor in respect of tools manufactured by such tooler subcontractor which form part of the HONDA MINIVAN TOOLS. The balance of the ADVANCE, if any, will be paid to the BORROWER.

Once the amounts owing to EDC by all tooler subcontractors under the loans made pursuant to the Facility Agreement and relating to the HONDA MINIVAN TOOLS are fully paid and EDC disbursing to the tooler subcontractors and VELTRI as set out above, EDC will consider making any remaining available ADVANCES to the BORROWER to reimburse the BORROWER for any EDC approved manufacturing costs which the BORROWER has incurred in respect of the HONDA MINIVAN TOOLS provided EDC has approved such DRAWDOWN REQUESTS.

SECTION 3.03 - DISCLAIMER

Notwithstanding that ADVANCES under this Agreement are to be used to finance the HONDA MINIVAN TOOLS, the BORROWER agrees that EDC is under no obligation to determine the validity, legality or enforceability of the HONDA TOOL QUOTE. If part or all of the HONDA TOOL QUOTE or any related document is repudiated or proves to be void, invalid, illegal or unenforceable, or if there is any dispute between the BORROWER and the BUYER relating to the HONDA MINIVAN TOOLS or HONDA MINIVAN PARTS, or between the BORROWER and the BUYER relating to the HONDA TOOL QUOTE, such event will not in any way affect or impair the rights of EDC against the BORROWER under this Agreement and the SECURITY AGREEMENT or any related document executed or issued by the BORROWER, or change in any way the obligations of the BORROWER to EDC hereunder or under the SECURITY AGREEMENT.

                                   ARTICLE IV
                   REPAYMENT OF PRINCIPAL, PAYMENT OF INTEREST
                                AND OTHER CHARGES

SECTION 4.01 - PRINCIPAL AND INTEREST

Subject to the provisions of Section 4.02, the BORROWER will repay to EDC or its order, the aggregate of all ADVANCES outstanding from time to time and will pay to EDC interest thereon as follows:

(a)      PAYMENT OF PRINCIPAL AND INTEREST

          The BORROWER will pay to EDC interest on the amount of the ADVANCES outstanding from time to time at a fixed rate of the interest equal to 6.397% per annum calculated and payable in each instance in arrears on each INTEREST PAYMENT DATE commencing on the FIRST REPAYMENT DATE.

          Subject to the provisions of this Agreement, the BORROWER will repay to EDC the aggregate of all ADVANCES in 36 installments on successive INTEREST PAYMENT DATES commencing on the FIRST REPAYMENT DATE. Each installment will be equal to the amount of RECEIVABLES the BORROWER is scheduled to receive under the HONDA TOOL QUOTE and/or under the TOOLING AGREEMENT. EDC will firstly apply the monthly installment in payment of outstanding interest due and payable under this Section 4.01(a) and secondly to the repayment of the ADVANCES outstanding from time to time.

          Where the amount of the monthly RECEIVABLE scheduled to be received by the BORROWER is less than the interest due and payable monthly under this Section 4.01(a), the BORROWER will pay to EDC on the relevant INTEREST PAYMENT DATE, the amount by which the monthly RECEIVABLE is less than the interest due and payable monthly under this
          Section 4.01(a).

          Notwithstanding anything contained herein to the contrary, the BORROWER shall on the INTEREST PAYMENT DATE on which the last installment is to be made, pay to EDC an amount necessary to repay in full the outstanding amount of the ADVANCES and all outstanding accrued interest.

 (b)      ADJUSTING PAYMENT OR INSTALLMENT

          Notwithstanding anything contained herein to the contrary, in relation to the ADVANCES, and at any time or times after six months from the date the first ADVANCE was made, if EDC determines, acting reasonably, that the aggregate of all anticipated RECEIVABLES payable under the HONDA TOOL QUOTE will be insufficient to repay the balance of the amount of the ADVANCES outstanding from time to time and to pay the anticipated interest to be charged thereon over the balance of the period ending on 36 months after the FIRST REPAYMENT DATE then EDC shall have the option either to (i) request from the BORROWER a lump sum amount equal to the anticipated deficiency which the BORROWER shall make within ten (10) BUSINESS DAYS of EDC's request specifying the amount of such deficiency; or (ii) request that on each subsequent INTEREST PAYMENT DATE the BORROWER make installments of principal in such an amount as EDC determines in its sole discretion necessary to repay the outstanding amount of the ADVANCES over the balance of the period on 36 months after the FIRST REPAYMENT DATE. EDC's determination of whether the anticipated RECEIVABLES will be insufficient to pay the anticipated interest and the amount of the ADVANCES will be based solely on whether the interest rate charged hereunder will be greater than the interest rate accruing under the HONDA TOOL QUOTE.

(c) In the event of a payment default under this Agreement, the BORROWER shall pay on demand default interest on any amount of principal or interest payable hereunder and on any other amount due and payable hereunder at the rate determined under Section 4.01(a) increased in each case by 2.0% from the date of the payment default so long as such default shall continue, compounded on each INTEREST PAYMENT DATE, before and after demand and judgment.

(d) Each determination of a rate of interest by EDC will be conclusive evidence, in the absence of demonstrable error, of such rate of interest and will promptly be notified to the BORROWER. In each case interest will be calculated on the basis of the actual number of days elapsed divided by 365. The actual yearly rates of interest equivalent to each of the rates determined as above and calculated in such manner is such rate multiplied by the actual number of days in the year divided by 365. The ADVANCES shall bear interest at the applicable rates during the relevant INTEREST PERIOD. Interest shall accrue from day to day for the actual number of days in the relevant INTEREST PERIOD.

 (e) Unless EDC otherwise agrees, the DRAWDOWN REQUEST must be received by EDC at least three (3) BUSINESS DAYS before the date any ADVANCE is to be made.

SECTION 4.02 - ADDITIONAL COST AND ILLEGALITY

(a) In the event that a law or regulation is enacted or changed or the interpretation or administration thereof is changed by the administering governmental authority, or in the event that a judgment is rendered which:

         (1) subjects EDC to any tax with respect to payments to be made by the BORROWER to EDC hereunder (except for taxes on the overall net income of EDC);

         (ii) imposes or modifies any reserve or similar requirements against assets held by, or deposits in or for the account of, or loans by, an office of EDC; or

         (iii) imposes on EDC any other condition with respect to this Agreement;

          with the result that the cost to EDC of making or maintaining ADVANCES is increased or the income receivable by EDC in respect of the principal indebtedness of the BORROWER to EDC hereunder is reduced, the BORROWER will pay to EDC on demand that amount which will compensate EDC for such additional cost or reduction in income. Upon EDC having determined, promptly whenever possible, that it is entitled to additional compensation in accordance with the provisions of this
          Section 4.02(a), EDC will promptly notify the BORROWER thereof. A certificate of EDC setting forth the amount of such additional compensation and the basis therefor will be submitted by EDC to the BORROWER and will be conclusive evidence of such amount absent demonstrable error. EDC will have no obligation to make any further ADVANCE after such event until EDC has received the additional compensation.

          In the event EDC gives the notice provided for in this Section 4.02(a), THE BORROWER will have the right, upon written notice to that effect (which will be irrevocable and will constitute the BORROWER's undertaking to prepay accordingly) delivered to EDC at least thirty (30) days prior to the next INTEREST PAYMENT DATE, to prepay in full on such INTEREST PAYMENT DATE, the said principal indebtedness of the BORROWER under Section 4.01 together with accrued interest thereon, all other sums due hereunder with respect to such indebtedness and the additional compensation to the date of such prepayment.

          In the event of such prepayment, the obligation of EDC to make any further ADVANCES hereunder will, at the option of EDC, thereupon terminate. The obligations of the

          BORROWER under this Section 4,02(a) will survive the repayment to EDC of the principal of and interest on the indebtedness of the BORROWER to EDC hereunder.

(b) If it becomes unlawful in any relevant jurisdiction for EDC to continue to make or to maintain ADVANCES or for EDC to make or receive any payment or to perform, exercise or to give effect to any obligation, right or benefit under this Agreement, the SECURITY AGREEMENT or any related document, the BORROWER will prepay to EDC upon request by EDC, forthwith or at the end of such period as EDC will have permitted, the principal indebtedness of the BORROWER pursuant to Section 4.01 together with interest accrued thereon up to the date of actual prepayment and, where applicable, all other sums due hereunder with respect to such indebtedness. In the event of any such illegality or prepayment, the obligation of EDC to make any further ADVANCES hereunder will, at the option of EDC, thereupon terminate.

SECTION 4.03 - PLACE AND MANNER OF PAYMENT

Amounts payable by the BORROWER to EDC pursuant hereto will be paid in CANADIAN DOLLARS without set-off or counterclaim not later than 11:00 a.m. (Ottawa time) on the day such payment is due and in funds for same-day settlement required to be made hereunder at Bank of Montreal, First Bank Tower, First Canadian Place, Toronto, Ontario M5X 1A1 for the credit of EDC, account number 0000-876, or at such other account or financial institution as EDC may, from time to time, notify the BORROWER.

SECTION 4.04 - COSTS AND EXPENSES

(a) In respect of the preparation, negotiation and execution of this Agreement and the SECURITY AGREEMENT, the BORROWER will pay to EDC thirty (30) days from the date of this Agreement, a documentation cost of CAD3,000.00.

(b) The BORROWER will pay within thirty (30) days of EDC's billing, therefor, all reasonable out-of-pocket costs and expenses incurred by EDC (other than the costs referred to in Section 4.04(a)) in connection with the preparation, negotiation, execution, amendment of, operation of, preservation of rights under or enforcement of this Agreement and the SECURITY AGREEMENT including, without limitation, the costs and expenses of EDC's independent legal counsel and travel expenses, if any. All documents or information to be furnished to EDC by the BORROWER will be supplied at the BORROWER's expense.

SECTION 4.05 - APPLICATION OF PAYMENTS

All payments (other than a prepayment pursuant to Section 4.02) made by or for the account of the BORROWER under this Agreement will be applied first to all amounts then due and payable other than principal and interest in such order as EDC may elect, then to interest due and payable, then to principal.

SECTION 4.06 - INDEMNITIES

The BORROWER will indemnify and hold harmless EDC against any loss (excluding loss of profit) costs, damage, liability or expense which EDC will certify as sustained or incurred by EDC as a consequence of:

(a) any default in repayment of principal or payment of interest or any other amount due hereunder;

(b) any payment or prepayment of principal being made on other than an INTEREST PAYMENT DATE; or

(c)      the occurrence of an EVENT OF DEFAULT;

including, in any such case, but not limited to, any loss, costs, damage, liability or expenses sustained or incurred by EDC in liquidating or re-employing deposits or funds from third parties acquired or to be acquired to make ADVANCES or maintain or continue any amount already advanced or any part thereof. The obligations of the BORROWER under this Section 4.06 will survive the repayment to EDC of the principal of and interest on the indebtedness of the BORROWER to EDC hereunder.

SECTION 4.07 - VOLUNTARY PREPAYMENT

(a) The BORROWER may, when not in default hereunder, prepay the principal indebtedness of the BORROWER hereunder, in whole or from time to time in part, provided that:

         (i) each partial prepayment will be in an amount not less than the amount of one installment of principal payable pursuant to
                  Section 4.01 or a whole multiple thereof;

         (ii) any such prepayment will be made only on the FIRST REPAYMENT DATE and any INTEREST PAYMENT DATE thereafter;

         (iii) the BORROWER gives notice to EDC of its intention to make any such prepayment not less than sixty (60) days prior to such prepayment, which notice will be irrevocable and will constitute the BORROWER's undertaking to prepay accordingly;

         (iv) the BORROWER pays interest accrued on such principal amount being prepaid to the date of prepayment as well as all other amounts due and payable on the date of prepayment in respect of such principal amount being prepaid;

         (v)      the BORROWER pays to EDC the amount set out in Section
                  4.07(b); and

          (vi) amounts prepaid will be applied to installments payable in inverse order of maturity and will not be re-ADVANCED.

(b) The BORROWER will also pay an amount equal to the present value of the difference between the remaining scheduled interest payments and a schedule of reinvestment interest revenues calculated at a rate equal to the Government of Canada 3 year Benchmark Bonds as quoted on TELERATE PAGE 3105 seven (7) BUSINESS DAYS before the date of repayment ("Discount Rate"). In the event that the Discount Rate would be greater than the face rate of interest hereunder, prepayment would be permitted on similar notice against receipt of the outstanding principal plus any accrued interest to the date of prepayment.

                                    ARTICLE V
                                  LOAN ACCOUNTS

SECTION 5.01 - LOAN ACCOUNTS

EDC will maintain loan accounts in the name of the BORROWER in accordance with normal business practices. The loan accounts of EDC will be conclusive evidence (in the absence of demonstrable error) of the indebtedness of the BORROWER to EDC and of the amounts due from time to time by the BORROWER to EDC under this Agreement.

                                   ARTICLE VI
                                    SECURITY

SECTION 6.01 - SECURITY AGREEMENT

The BORROWER will deliver to EDC an executed copy of the SECURITY AGREEMENT and the SUBORDINATION AGREEMENTS.

Section 6.02 - Security Effective

The security interests constituted under the SECURITY AGREEMENT will be effective and the undertakings thereunder in respect thereto will be continuing, whether the ADVANCES hereby or thereby secured or any part thereof will be advanced before or after or at the same time as the creation of any such security interest or before or after or upon the date of execution of this Agreement.

                                   ARTICLE VII
                           PREDISBURSEMENT CONDITIONS

SECTION 7.01 - ADVANCES

EDC will have no obligation to make the first ADVANCE unless each of the following conditions precedent have been satisfied at the time the ADVANCE is to be made:

(a)      EDC has received an executed copy of the SECURITY AGREEMENT;

(b) EDC has received an executed copy of the SUBORDINATION AGREEMENTS from each secured creditor who has a security interest in the COLLATERAL, in form and substance satisfactory to EDC;

(c) EDC has received evidence satisfactory to EDC that the security interests created by the SECURITY AGREEMENT have been perfected in the Province of Ontario and represent a first charge on the COLLATERAL;

(d)      EDC has received the opinion of counsel for the BORROWER;

(e) EDC has received a certificate of incumbency of the BORROWER satisfactory to EDC setting out the names and titles of those officers of the BORROWER authorized to sign any documents required to be delivered pursuant to this Agreement or the SECURITY AGREEMENT with specimen signatures of such persons. The BORROWER agrees that EDC may rely on the authority of any such person until notified in writing to the contrary (effective only upon actual receipt by EDC), and any documents related to this Agreement signed by any such person will be binding upon the BORROWER. For these purposes, a telex or telefax is deemed signed by a person whose name is typed on it as a signatory of that telex or telefax;

(f) EDC has received any sums due (to the extent then payable) to EDC hereunder or under the SECURITY AGREEMENT;

(g) EDC has received evidence of insurance coverage relating to each HONDA MINIVAN TOOLS with coverage amounts satisfactory to EDC and evidence satisfactory to EDC that it is a first loss payee; and

(h) EDC has received the Canadian Benefits Form, executed copies of the HONDA TOOL QUOTE, the TOOLING AGREEMENT, the Authorization for the Mass Production Tooling, the Tooling Investigation Sheet and the BUYER Minivan Parts Supply Contract, and all such documents must be in form and substance satisfactory to EDC.

Section 7.02 - FURTHER CONDITIONS PRECEDENT

EDC will have no obligation to make ADVANCES unless each of the following additional conditions precedent have been satisfied at the time any ADVANCE is to be made:

(a)      EDC will have received the DRAWDOWN REQUEST properly completed;

(b) except as permitted or required hereunder, each of the representations and warranties set forth in Section 2.01 hereof will be true and correct in all material respects as if made and repeated on the date of the ADVANCE with reference to the facts then existing;

(c) there will have been no material adverse change in the financial condition or in the business or assets of the BORROWER since the date of the most recent financial statements provided to EDC by the BORROWER;

(d) no EVENT OF DEFAULT or POTENTIAL DEFAULT shall have occurred and be continuing;

(e) in respect of any ADVANCES which are to reimburse the BORROWER for its manufacturing costs in respect of the HONDA MINIVAN TOOLS as contemplated under Section 3.02, EDC will have received satisfactory evidence to EDC of such costs incurred; and

(f) EDC will have received BUYER CONFIRMATION relating to those HONDA MINIVAN TOOLS to which the ADVANCE relates.

SECTION 7.03 - WAIVER OF PREDISBURSEMENT CONDITIONS

The conditions in Sections 7.01 and 7.02 are for the benefit of EDC only and may be waived by EDC in whole or in part, and with or without conditions for any ADVANCE without affecting such conditions for any other ADVANCE.


                                  ARTICLE VIII
                              COVENANTS OF BORROWER

SECTION 8.01 - COVENANTS OF BORROWER

The BORROWER covenants and agrees with EDC that, unless compliance has been waived by EDC, it will so long as its obligations hereunder and under the SECURITY AGREEMENT remain outstanding:

(a) punctually pay to EDC all principal, interest and any other amounts owing by it under this Agreement and under the SECURITY AGREEMENT and on the dates, at the place, in the currency and in the manner specified herein and therein;

(b) maintain its corporate existence in good standing and not merge, amalgamate or effect any reorganization with any person other than an affiliate of the BORROWER which does not materially adversely affect the ability of the BORROWER to perform its obligations hereunder and provided any successor company executes, prior to or contemporaneously with the consummation of such transaction, such instruments as are reasonably satisfactory to EDC evidencing the agreement of such successor company to observe and perform all the covenants and obligations of the BORROWER hereunder without the prior consent of EDC;

(c) carry on its business in a proper and businesslike manner and maintain all properties, rights and contracts necessary in the conduct of its business;

(d) within one hundred and twenty (120) days after the end of each financial year, deliver to EDC a copy of the BORROWER's audited financial statements (including a balance sheet and statement of profit and loss), with a certificate of its independent auditors, who will be acceptable to EDC, stating that in their opinion, without any material qualification, the statements fairly present in all material respects the financial position of the BORROWER and the results of its operations for the financial year reported on, in accordance with GAAP consistently applied;

(e) upon EDC's request, deliver a declaration, in form and substance satisfactory to EDC, from an authorized officer of the BORROWER as to the amounts paid by the BUYER to the BORROWER, pursuant to the HONDA TOOL QUOTE and attaching thereto documentary evidence of such amounts paid;

(f) from time to time deliver to EDC such other financial and operating reports, statements and other information as EDC may reasonably request, including, without limitation, information regarding the amounts owing to the BORROWER by the BUYER relating to the HONDA TOOL QUOTE or the TOOLING AGREEMENT from time to time and quarterly financial statements (including a balance sheet and statement of profit and loss);

(g) promptly notify EDC of any material dispute under the HONDA TOOL QUOTE or the TOOLING AGREEMENT or of any event which could entitle the BUYER to set-off or withhold any amounts due under the HONDA TOOL QUOTE or the TOOLING AGREEMENT;

(h) promptly notify EDC of the occurrence of any event which has or is likely to materially adversely affect the financial condition or the business and/or assets of the BORROWER or its ability to perform its obligations hereunder, the SECURITY AGREEMENT and the HONDA TOOL QUOTE, as well as of the steps being taken to remedy the same;

(i) notify EDC of the commencement of any legal proceedings, arbitration or investigation which if adversely determined would likely have a material adverse effect on the financial condition or the operations of the BORROWER or its ability to perform its obligations hereunder, under the SECURITY AGREEMENT or under the HONDA TOOL QUOTE;

(j) promptly notify EDC of any material loss of or damage to the HONDA MINIVAN TOOLS;

(k) promptly notify EDC of any change in the name of the BORROWER or the location of its chief executive office;

(l) keep the HONDA MINIVAN TOOLS insured according to the HONDA TOOL QUOTE with the loss under the insurance policies payable to EDC in accordance with EDC's interest in the HONDA MINIVAN TOOLS and to provide EDC on EDC's request with satisfactory evidence of insurance described in
         Section 7.01(g) and promptly notify EDC of any material insurance claims arising in relation to the HONDA MINIVAN TOOLS, and if required, direct the insurer to pay all insurance proceeds under such claim to EDC to be applied to the outstanding, indebtedness of the BORROWER under this Agreement;

(m) not sell, lease, assign or otherwise dispose of the COLLATERAL other than as contemplated in the HONDA TOOL QUOTE and the TOOLING AGREEMENT;

(n) promptly notify EDC of the occurrence of any EVENT OF DEFAULT and any POTENTIAL DEFAULT and of any other event which has or is likely to materially adversely affect the financial condition or the business and/or assets of the BORROWER or its ability to perform its obligations hereunder and the SECURITY AGREEMENT, as well as of the steps being taken to remedy the same;

(o)      comply with the requirements of all laws (including ENVIRONMENTAL
         LAWS), statutes, regulations, authorizations, approvals, licenses or registrations required to own its property and assets, including the HONDA MINIVAN TOOLS, except to the extent that non-compliance would not reasonably be expected to have a material adverse effect on the BORROWER and to carry on its business as presently carried on by it and to perform its obligations hereunder and under the SECURITY AGREEMENT;

(p)      (i)      file or cause to be filed all necessary tax returns and
                  reports required to be filed with the appropriate government or governmental body;

         (ii) pay and discharge all lawful claims for labor, materials and supplies, the non-payment of which can result in a lawful LIEN in the COLLATERAL; and

         (iii) pay and discharge all TAXES payable by it, withhold and collect all TAXES required to be withheld and collected by it and remit such TAXES to the appropriate government or governmental body;

         all within the required time frames before any penalty attaches-,

(q) maintain and preserve all of the HONDA MINIVAN TOOLS in good repair, working order and condition, normal wear and tear excepted, and from time to time, make all needful and proper repairs, renewals, replacements, additions and improvements thereto, and carry on its business in a proper and efficient manner so as to preserve and protect the HONDA MINIVAN TOOLS and the earning, incomes, issues and profits thereof,

(r) at any reasonable time and from time to time upon reasonable prior notice, the BORROWER shall permit EDC or any representatives thereof
         (i) to examine and make copies of and abstracts from the records and books of the BORROWER relating to HONDA MINIVAN TOOLS; and (ii) verify the existence and state of the HONDA MINIVAN TOOLS in any manner EDC may consider appropriate, and the BORROWER agrees to furnish all assistance and information and to perform all such acts as EDC may reasonably request in connection therewith and for such purpose to grant to EDC or its agents access to all places where HONDA MINIVAN TOOLS may be located and to all premises occupied by the BORROWER to examine and inspect the HONDA MINIVAN TOOLS;

(s) not locate or permit its records and the COLLATERAL to be located at, any location other than the location set out in Schedule "F";

(t) effective January 1, 1998, maintain at all times SHAREHOLDER'S EQUITY of not less than CAD5,000,000.00;

(u) keep the COLLATERAL free and clear of all TAXES and LIENS, assessments and claims except for the creation of the security interest under the SECURITY AGREEMENT and the security interests subordinated under the SUBORDINATION AGREEMENTS; and

(v) take all steps and all actions necessary to ensure that it complies at all times with all its obligations under the HONDA TOOL QUOTE and the TOOLING AGREEMENT and not cancel or terminate or permit the cancellation or termination of the HONDA TOOL QUOTE or the TOOLING AGREEMENT or make or permit the making of any amendments which relate to the price of, the terms and manner of payment for, the time and manner of delivery of the HONDA MINIVAN TOOLS or HONDA MINIVAN PARTS.


                                   ARTICLE IX
                                     DEFAULT

SECTION 9.01 - EVENTS OF DEFAULT

The occurrence of any of the following shall be an EVENT OF DEFAULT by the BORROWER under this Agreement:

(a) the non-payment when due of any sum payable hereunder or under the SECURITY AGREEMENT, whether at maturity, by acceleration or otherwise within five (5) days of the relevant due date;

(b) if proceedings are started by any person to dissolve, liquidate or wind-up the BORROWER or to suspend its operations which remain undischarged for a period of thirty (30) days after commencement of such proceedings;

(c) if the BORROWER (i) makes an assignment for the benefit of its creditors; or (ii) petitions or applies to any tribunal for the appointment of a receiver or trustee for itself or any substantial part of its assets; or (iii) starts any proceeding relating to itself under any present or future reorganization, arrangement, adjustment of debt, dissolution or liquidation law of any jurisdiction; or (iv) in any way consents to, approves or acquiesces in any bankruptcy, reorganization or insolvency proceeding started by any other person, or any proceeding by any other person for the appointment of a receiver or trustee for the BORROWER or any substantial part of its assets; or (v) allows any receivership or trusteeship of the BORROWER to remain undischarged for a period of thiry (30) days; or (vi) becomes or is declared by any competent authority to be bankrupt or insolvent;

(d) the BORROWER sells or otherwise disposes of all or a substantial part of its assets by one or more transactions (other than in connection with a merger, amalgamation or other reorganization which would not materially adversely affect the financial condition of the BORROWER or its successor or the ability of the BORROWER or its successor to perform its obligations hereunder) without the prior consent of EDC;

(e) if the BORROWER (i) fails to pay any amount due, under any loan, guarantee or security agreement relating to indebtedness of at least CAD500,000.00, on the due date or within any applicable grace period; or (ii) if the BORROWER defaults under any other term of any loan, guarantee or security agreement relating to indebtedness of at least CAD500,000.00 to which it is a party, and the result of any such payment default or covenant default has been the acceleration of such obligation;

(f) if any court makes any judgment or order, or any law, ordinance, decree or regulation is enacted, the effect of which is to make this Agreement or the SECURITY AGREEMENT or any document required to be delivered thereunder or any material provision hereof or thereof, invalid or unenforceable, and the BORROWER fails to provide acceptable replacement documents to EDC evidencing and, where applicable, securing its indebtedness under this Agreement within five (5) days of such event;

(g) if any representation or warranty made by the BORROWER herein or in any related document or opinion shall have been incorrect in any material respect when made or deemed to be made and not remedied, if curable, within fifteen (15) days of notification by EDC that such representation and warranty is incorrect;

(h) if any other event or circumstance occurs which, would materially and adversely affects the ability of the BORROWER to perform its financial obligations under this Agreement or the SECURITY AGREEMENT;

(i) if the BORROWER defaults, in the due performance or observance of any terms of this Agreement or the SECURITY AGREEMENT other than those specifically dealt with in this Section 9.01, which is not remedied within fifteen (15) days after notice by EDC to do so;

(j) this Agreement or the SECURITY AGREEMENT is disaffirmed or repudiated by or on behalf of the BORROWER in whole or in part; or

(k) the failure by the BORROWER to perform any of its material obligations under the HONDA TOOL QUOTE or the TOOLING AGREEMENT following any notice or cure period.

SECTION 9.02 - SUSPENSION OF ADVANCES

If at any time, (a) an EVENT OF DEFAULT or POTENTIAL DEFAULT occurs and is continuing; (b) there is an unresolved commercial dispute under any agreement between the BORROWER and the BUYER, or (c) in the reasonable judgment of EDC, there is a material adverse change in the financial or operational status of the BORROWER where such change would impair the BORROWER's ability to fulfill its obligations under this Agreement, the SECURITY AGREEMENT or the HONDA TOOL QUOTE on a timely basis, EDC may, without prejudice to the BORROWER's obligations hereunder, by notice to the BORROWER, suspend EDC's obligation to make ADVANCES pursuant to this Agreement, which suspension will continue until EDC notifies the BORROWER that the suspension is removed.

SECTION 9.03 - TERMINATION OF INSTALLMENTS AND ACCELERATION

If an EVENT OF DEFAULT occurs and is continuing, EDC may by one or more notices to the BORROWER do one or more of the following:

(a) declare that EDC is under no further obligation to make ADVANCES pursuant hereto, whereupon such obligation shall cease;

(b) declare that all or part of the indebtedness hereunder be payable on demand whereupon the same shall immediately become payable on demand;

(c) declare all or part of the indebtedness of the BORROWER under this Agreement to be immediately due and payable, whereupon the same shall become immediately due and payable, together with all accrued interest and any other amounts payable under this Agreement without any further demand or notice of any kind; and

(d) exercise all other rights or remedies available to it under the SECURITY AGREEMENT

SECTION 9.04 - REMEDIES CUMULATIVE

The rights and remedies of EDC under this Agreement are cumulative and are in addition to, and not in substitution for, any rights or remedies provided by law or by the SECURITY AGREEMENT. Any single or partial exercise by EDC of any right under this Agreement and the SECURITY AGREEMENT, or any failure to exercise or delay in exercising any such rights will not be or be deemed to be a waiver of, or to prejudice any rights or remedies to which EDC may be entitled for any EVENT OF DEFAULT or POTENTIAL DEFAULT. Any waiver by EDC of the strict compliance with any term of this Agreement or the SECURITY AGREEMENT or any related document will not be deemed to be a waiver of any subsequent default.

SECTION 9.05 - PERFORMANCE OF BORROWER'S COVENANTS

If an EVENT OF DEFAULT has occurred or if the BORROWER is in default under the SECURITY AGREEMENT, then EDC may, without waiving or releasing the BORROWER from any of its obligations and without prejudice to any right or remedy of EDC, observe and perform any covenant in respect of which the BORROWER is in default and in that connection pay such monies as may be required. Any such monies paid out by EDC shall be repayable to EDC on demand, with interest at the rate specified and calculated in the manner described in Section 4.01(c), from the date of payment by EDC.

                                    ARTICLE X
                                CANADIAN BENEFIT

SECTION 10.01 - CANADIAN BENEFIT

The BORROWER acknowledges that EDC has entered into this Agreement to finance goods and services of Canadian manufacture and origin, and that the HONDA MINIVAN TOOLS shall have the maximum practicable Canadian content which shall not be less than 75%. It is the responsibility of the BORROWER to satisfy EDC that EDC's Canadian benefit requirements are being met.

                                   ARTICLE XI
                                     NOTICE

SECTION 11.01 - NOTICE

Every notice, demand, request, consent, waiver or agreement under this Agreement will be in writing. All such documents will be hand-delivered or sent by prepaid courier, air mail, telex or telefax to the following addresses:

for the BORROWER,

                  VELTRI METAL PRODUCTS CO.
                  900 Wilshire Drive
                  Suite 203
                  Troy, Michigan 48084

                  Attention:        Chief Financial Officer

                  Telefax:          (248) 362-7612

for EDC,

                  EXPORT DEVELOPMENT CORPORATION
                  151 O'Connor Street
                  Ottawa, Canada K1A 1K3

                  Attention:        Loans Operations

                  Telex:            053-4136 EXCREDCORP OTT
                  Telefax:          (613) 598-2514

or such other address or numbers as to which either party may from time to time notify the other. Documents sent by mail will be deemed to be received the fifth Business Day after mailing, those transmitted by telex or telefax the second Business Day after transmission and those by courier at the time of delivery. In this Agreement, "in writing" includes printing, typewriting, or any electronic transmission that can be reproduced as printed text, on paper, at the point of reception. In this Section 11.01 "Business Day" means a day in the recipient's jurisdiction when banks are generally open for public business.

                                   ARTICLE XII
                                   PROPER LAW

SECTION 12.01 - PROPER LAW

This Agreement is made under and will be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

                                  ARTICLE XIII
                           SEVERABILITY OF PROVISIONS

SECTION 13.01 - SEVERABILITY OF PROVISIONS

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction will, as to that jurisdiction, be ineffective to the extent of that prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of that provision in any other jurisdiction.

                                   ARTICLE XIV
                             SUCCESSORS AND ASSIGNS

SECTION 14.01 - SUCCESSORS AND ASSIGNS

This Agreement will be binding upon and enure to the benefit of the parties and their respective successors and permitted assigns. The BORROWER may not assign or transfer all or any part of its rights or obligations hereunder without the prior written consent of EDC. The BORROWER acknowledges that EDC may or may be required to assign its interest in this Agreement and the SECURITY AGREEMENT to the BUYER at any time.

                                   ARTICLE XV
                                  COUNTERPARTS

SECTION 15.01 - COUNTERPARTS

This Agreement may be executed in any number of counterparts, and all the counterparts taken together will be deemed to constitute one and the same instrument and the parties further agree that receipt by telefax of an executed copy of this Agreement will be deemed to be receipt of an original.

                                   ARTICLE XVI
                               FURTHER ASSURANCES

SECTION 16.01 - FURTHER ASSURANCES

The BORROWER and EDC hereby agree to do such further acts and things, and to execute and deliver to the other party such additional consents and instruments, as may be reasonably required or deemed advisable to carry into effect the purposes of this Agreement.

                                  ARTICLE XVII
                                ENTIRE AGREEMENT


SECTION 17.01 - ENTIRE AGREEMENT

Except as expressly contemplated or provided herein, this Agreement, including without limitation all Schedules, constitutes the whole and entire agreement between the parties and cancels and supersedes any prior agreements, undertakings, declarations, representations, written or verbal, relating to the subject matter hereof. None of the terms hereof will be modified except by instrument in writing, duly signed by each of the parties.

IN WITNESS WHEREOF the parties hereto have signed and delivered this Agreement.


VELTRI METAL PRODUCTS CO.


Signature:    [SIG]
(Print Name):



EXPORT DEVELOPMENT CORPORATION



Signature:
(Print Name):



Signature:
(Print Name):

                                                       EDC LOAN NO. 880-CAN-TF00


                                  DATED AS OF

                           VELTRI METAL PRODUCTS CO.

                                      AND

                         EXPORT DEVELOPMENT CORPORATION





                               FACILITY AGREEMENT

                                                       EDC LOAN NO. 880-CAN-TF00

                                   DATED AS OF

                           VELTRI METAL PRODUCTS CO.

                                      AND

                         EXPORT DEVELOPMENT CORPORATION





                               FACILITY AGREEMENT

                                           TABLE OF CONTENTS

                                                                                                                 Page
                                                                                                                 ----
 PARTIES ..........................................................................................................1
 RECITALS .........................................................................................................1

 ARTICLE I ........................................................................................................2
 DEFINITIONS ......................................................................................................2
     Section 1.01 - General .......................................................................................2
     Section 1.02 - Rules of Interpretation .......................................................................5
     Section 1.03 - Invalidity of Provisions ......................................................................6
     Section 1.04 - Currency of Account and Currency of Payment ...................................................6
 ARTICLE II .......................................................................................................7
 REPRESENTATIONS AND WARRANTIES ...................................................................................7
     Section 2.01 - Representations and Warranties ................................................................7
 ARTICLE III .....................................................................................................10
 FINANCING SUPPORT ...............................................................................................10
     Section 3.01 - Maximum Amount of Financing, Support .........................................................10
     Section 3.02 - Request for Financing Support ................................................................11
     Section 3.03 - Increase in Financing Support ................................................................12
 ARTICLE IV ......................................................................................................13
 CREDIT ENHANCEMENT ..............................................................................................13
     Section 4.01 -Indemnity .....................................................................................13
     Section 4.02 - Waiver .......................................................................................13
     Section 4.03 - No Benefit ...................................................................................14
     Section 4.04 - Assignment ...................................................................................14
     Section 4.05 - Security .....................................................................................14
 ARTICLE V .......................................................................................................15
 CANADIAN BENEFIT ................................................................................................15
     Section 5.01 - Canadian Benefit .............................................................................15
 ARTICLE VI ......................................................................................................15
 COVENANTS OF VELTRI .................' ..........................................................................15
     Section 6.01 - Covenants of Veltri ..........................................................................15
 ARTICLE VII .....................................................................................................18
 CONDITIONS PRECEDENT ............................................................................................18
     Section 7.01 - Conditions Precedent to First Loan Agreement .................................................18
 ARTICLE VIII ....................................................................................................19
 EVENTS OF DEFAULT ...............................................................................................19
     Section 8.01 - Events of Default ............................................................................19
     Section 8.02 - Remedies .....................................................................................21
     Section 8.03 - Remedies Cumulative ..........................................................................21
 ARTICLE IX ......................................................................................................21
 PAYMENTS ........................................................................................................21
     Section 9.01 - Place and Manner of Payment ..................................................................21

 ARTICLE X .....................................................................................................22
 COSTS AND EXPENSES ............................................................................................22
      Section 10.01 - Costs and Expenses .......................................................................22
 ARTICLE XI ....................................................................................................23
 NOTICE ........................................................................................................23
      Section 11.0 1 -Notice ...................................................................................23
 ARTICLE XII ...................................................................................................23
 PROPER LAW AND JURISDICTION ...................................................................................23
      Section 12.01 - Proper Law ...............................................................................23
 ARTICLE XIII ..................................................................................................24
 SUCCESSORS AND ASSIGNS ........................................................................................24
      Section 13.01 - Successors and Assigns ...................................................................24
 ARTICLE XIV ...................................................................................................24
 MISCELLANEOUS .................................................................................................24
      Section 14.01 - Miscellaneous ............................................................................24
      Section 14.02 - Counterparts .............................................................................25

SCHEDULE "A"               APPLICATION FOR INITIAL FINANCING
SCHEDULE "B"               APPLICATION FOR ADDITIONAL FINANCING FOR NEW AND/OR
                           EXISTING VELTRI PURCHASE ORDERS
SCHEDULE "C"               DRAWDOWN REQUEST
SCHEDULE "D"               OPINION OF VELTRI'S COUNSEL
SCHEDULE "E"               SHAREHOLDER'S POSTPONEMENT AGREEMENT
SCHEDULE "F"               LOAN AGREEMENT
SCHEDULE "G"               VELTRI SECURITY AGREEMENT

                                                       EDC LOAN NO. 880-CAN-TF00

THIS FACILITY AGREEMENT dated as of                    is made

  BETWEEN

                   VELTRI METAL PRODUCTS CO., a corporation incorporated pursuant to the laws of the Province of Nova Scotia, having its chief executive office at 900 Wilshire Drive, Suite 270, Troy, Michigan
                   (hereinafter called "VELTRI")

 AND

                   EXPORT DEVELOPMENT CORPORATION, a corporation established by an Act of the Parliament of Canada, having its head office at Ottawa, Canada (hereinafter called "EDC")

WHEREAS VELTRI carries on as part of its business the business of designing, building and selling tools, molds and dies used in the production of parts for automobiles;

AND WHEREAS the design and building of certain of such tools, molds and dies are subcontracted to various companies and such subcontractors often require working capital assistance in the form of progress payments or loans from VELTRI;

AND WHEREAS EDC has offered to provide financing support to VELTRI and certain of its subcontractors in the form of loans by EDC to such subcontractors;

AND WHEREAS in consideration of EDC providing the aforementioned financing support and becoming the lender to such subcontractors, VELTRI has agreed to provide credit enhancement in respect of such loans to EDC as set forth herein;

AND WHEREAS VELTRI and EDC wish to set forth herein the terms and conditions pursuant to which EDC may provide such financing support.

NOW, THEREFORE, the parties agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

SECTION 1.01 - GENERAL

In this AGREEMENT and the recitals, unless the context otherwise requires:

"ACQUIRED ENTITIES" shall mean Veltri Holdings Ltd., Veltri Stamping Corp. and North American Precision Tool Ltd., each an Ontario corporation;

"AFFILIATE" shall mean, when used with respect to any person, any other person which, directly or indirectly, controls or is controlled by or is under common control with such person. For purposes of this definition, "control" (including the correlative meanings of the terms "controlled by" and "under common control with"), with respect to any person, shall mean possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities or by contract or otherwise;

"AFFILIATE LOAN" shall mean an unsecured loan made by VS Holdings Inc., the majority shareholder of the BORROWER, to the BORROWER not to exceed Seven Million Five Hundred Thousand US DOLLARS (USD$7,500,000);

"AGREEMENT" means this Facility Agreement together with all Appendices hereto and all Schedules at any time made hereto, all as amended, supplemented or restated from time to time hereafter;

"ANNUAL DEBT SERVICE" shall mean, as of the last day of each fiscal quarter, all amounts required for the four quarters immediately preceding the calculation thereof for mandatory repayment of principal of and premium on INDEBTEDNESS (whether by operation of sinking fund or otherwise) and actual cash payments on the Earn-Out Amounts payable to Michael T. J. Veltri made during such period, for VELTRI, all determined in accordance with GAAP, provided, however, that for any calculation thereof occurring on or before December 31, 1997, the amounts of BORROWER's repayments of principal for the relevant period of calculation shall be deemed to be CAD1,577,488.00;

"APPLICATION FOR ADDITIONAL FINANCING FOR NEW AND/OR EXISTING VELTRI PURCHASE ORDERS" means each request from VELTRI requesting EDC to approve for financing under an existing LOAN AGREEMENT (a) a subsequent VELTRI PURCHASE ORDER in respect of the relevant BORROWER; or (b) an amended VELTRI PURCHASE ORDER previously approved for financing by EDC (whether pursuant to an APPLICATION FOR ADDITIONAL FINANCING FOR NEW AND/OR EXISTING VELTRI PURCHASE ORDERS or an APPLICATION FOR INITIAL FINANCING), which request must be approved by the relevant BORROWER, substantially in the form of Schedule "B" hereto;

"APPLICATION FOR INITIAL FINANCING" means the request from VELTRI requesting
EDC to consider (a) entering into a LOAN AGREEMENT to lend monies to a BORROWER to finance thereunder the design and build by the BORROWER of the BORROWER GOODS to be supplied to VELTRI by the BORROWER under VELTRI PURCHASE ORDERS; and (b) approving the first VELTRI PURCHASE ORDER, substantially in the form of Schedule "A" hereto;

"BORROWER" means each person which is a borrower who has entered or will enter into a LOAN AGREEMENT and "BORROWERS" means collectively each and every BORROWER;

"BORROWER GOODS" means the tools, molds, fixtures and dies to be supplied by a BORROWER to VELTRI pursuant to a VELTRI PURCHASE ORDER;

"BORROWER OBLIGATIONS" means all indebtedness of each BORROWER to EDC outstanding from time to time under the LOAN AGREEMENTS to which each such BORROWER is a party, including, without limitation, principal, interest, expenses and any additional amounts payable in respect thereof;

"BORROWER SECURITY AGREEMENT" means each security agreement between EDC and a BORROWER delivered in connection with a LOAN AGREEMENT;

"BUDGETED CAPITALIZED INTEREST" means, in respect of any VELTRI PURCHASE ORDER and the financing related thereto under a LOAN AGREEMENT, the amount of interest incorporated in the price associated with such VELTRI PURCHASE ORDER which amount is set forth in item (c) of either Annex I to the related APPLICATION FOR INITIAL FINANCING or Annex I to the related APPLICATION FOR ADDITIONAL FINANCING FOR NEW AND/OR EXISTING VELTRI PURCHASE ORDER;

"BUSINESS DAY" means any day except Saturday, Sunday and any other day on which banks are closed for business in Toronto, Canada;

"BUYER" means Honda of Canada Manufacturing Inc. and any other automotive original equipment manufacturer or automotive parts manufacturer approved by EDC;

"BUYER PURCHASE ORDER" means a purchase order or other document satisfactory to EDC for the purchase of VELTRI GOODS by a BUYER from VELTRI, which corresponds to a VELTRI PURCHASE ORDER for which a request for financing has been approved by EDC hereunder, as such BUYER PURCHASE ORDER may be amended from time to time and "BUYER PURCHASE ORDERS" means collectively each and every BUYER PURCHASE ORDER;

"CANADIAN DOLLARS" or "CAD" means the lawful currency of Canada;

"DEBT SERVICE CHARGE COVERAGE RATIO" shall mean, as of the date of any determination thereof, the ratio of VELTRI's EARNINGS AVAILABLE FOR DEBT SERVICE to its ANNUAL DEBT SERVICE;

"DRAWDOWN REQUEST" means each request from a BORROWER requesting an advance under the relevant LOAN AGREEMENT in respect of a specific VELTRI PURCHASE ORDER, which request must be approved by VELTRI, substantially in the form of Schedule "C" hereto;

"EARNINGS AVAILABLE FOR DEBT SERVICE" shall mean, as of the last day of each fiscal quarter, for the four fiscal quarters preceding any calculation thereof, EBITDA minus the tax expenses and interest expense on INDEBTEDNESS of VELTRI for such period;

"EBITDA" shall mean, as of the last day of any fiscal quarter, for the four fiscal quarters immediately preceding any calculation thereof, net income (before extraordinary items) plus the aggregate amounts deducted in determining net income for such period in respect of taxes based on income, interest expense and depreciation and amortization, all determined in accordance with GAAP;

 "EVENT OF DEFAULT" has the meaning ascribed to it in Section 8.01 hereof;

"GAAP" shall mean, at any time, accounting principles generally accepted in Canada, as recommended in the Handbook of the Canadian Institute of Chartered Accountants, or any successor provision;

"INDEBTEDNESS" shall mean, with respect to any person, without duplication, (a) all indebtedness of such person for borrowed money; (b) the deferred purchase price of assets or services which in accordance with GAAP would be shown on the liability side of the balance sheet of such person; (c) the face amount of all letters of credit issued for the account of such person and, without duplication, all drafts drawn thereunder; (d) all obligations of any other person secured by any LIEN on any property owned by such first person, whether or not such obligations have been assumed by such first person; and (e) all capitalized lease obligations of such person; (f) all obligations of such person under interest rate agreements; provided, however, that in the case of VELTRI the term INDEBTEDNESS shall not include the AFFILIATE LOAN;

"LEVERAGE RATIO" shall mean, as of any date, the ratio of the VELTRI's INDEBTEDNESS to EBITDA;

"LIENS" means any mortgage, leasehold mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement, encumbrance, privilege, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever securing the obligation of any person (including, without limitation, any title retention agreement, execution, seizure, attachment, garnishment or other similar encumbrance, any financing lease having substantially the same economic effect as any of the foregoing, the filing of, or agreement to give, any financing statement perfecting a security interest under applicable law of any jurisdiction and any designation of loss payees or beneficiaries other than the owner of the insured property or any similar arrangement under any insurance policy);

"LOAN AGREEMENT" means a loan agreement between EDC and A BORROWER, and "LOAN AGREEMENTS" means collectively each and every LOAN AGREEMENT;

"SUBORDINATION AGREEMENT(S)" means the subordination agreements from Michael T.
J. Veltri and Comerica Bank in favour of EDC whereby each of them agrees to subordinate its security interest in the VELTRI COLLATERAL to EDC's security interest therein pursuant to the VELTRI SECURITY AGREEMENT, in form and substance satisfactory to EDC;

"TAXES" means all present or future taxes (including stamp taxes) of whatever nature, including but not limited to, levies, imposts, duties, fees, royalties, deductions and withholdings, together with any fines, penalties or interest thereon, imposed, levied or assessed by any competent country, jurisdiction, taxing authority or governmental sub-division thereof or therein; and

"US DOLLARS" or "USD" means the lawful currency of the United States of America;

"VELTRI COLLATERAL" means the collateral described in the VELTRI SECURITY AGREEMENT;

"VELTRI GOODS" means the tools, molds, fixtures and dies to be supplied by VELTRI to a BUYER pursuant to a BUYER PURCHASE ORDER;

"VELTRI PURCHASE ORDER" means a purchase order or other document satisfactory to EDC for the purchase of BORROWER GOODS by VELTRI from a BORROWER, as such VELTRI PURCHASE ORDER may be amended from time to time, in respect of which EDC has approved a request for financing hereunder and "VELTRI PURCHASE ORDERS" means collectively each and every VELTRI PURCHASE ORDER;

"VELTRI SECURITY AGREEMENT" means the security agreement between EDC and VELTRI securing payment and performance by VELTRI of its obligations pursuant to the indemnity referred to in Article IV hereof, in the form of Schedule "G".

SECTION 1.02 - RULES OF INTERPRETATION

In this AGREEMENT:

(a) unless the context otherwise requires, the singular shall include the plural and vice versa;

(b) references to a "person" shall be construed as references to any individual, firm, company, corporation, unincorporated body of persons or any state or political subdivision thereof or any government or any agency thereof;

(c) whenever any person is referred to, such reference shall be deemed to include the permitted assignees and successors of such person, whether by operation of law, consolidation, merger, sale, amalgamation or otherwise;

(d) references to a specified Article or Section shall be construed as references to that specified article or section of this AGREEMENT;

(e) references to any agreement or other instrument shall be deemed to include such agreement or other instrument as it may from time to time be modified, amended, supplemented or restated in accordance with its terms and, where required hereunder, with the consent of EDC;

(f) the terms "hereof", "herein" and "hereunder" shall be deemed to refer to this AGREEMENT;

(g) the headings of the Articles and Sections are inserted for convenience only and shall not affect the construction or interpretation of this AGREEMENT;

(h) "in writing" or "written" includes printing, typewriting, or any electronic means of communication capable of being permanently reproduced in alphanumeric characters at the point of reception and

(i) unless otherwise specified herein, all accounting terms used shall be interpreted, all accounting determinations required to be made shall be made, and all financial statements required to be delivered shall be prepared in accordance with accounting principles generally accepted in Canada as in effect from time to time.

SECTION 1.03 - INVALIDITY OF PROVISIONS

Each of the provisions contained in this AGREEMENT is distinct and severable and a declaration of invalidity or unenforceability of any such provision or part thereof by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof or the validity or enforceability of such provision or part in any other competent jurisdiction.

SECTION 1.04 - CURRENCY OF ACCOUNT AND CURRENCY OF PAYMENT

(a) Payments required to be made by VELTRI pursuant to this AGREEMENT shall be made in CANADIAN DOLLARS. The obligation of VELTRI to make payments in CANADIAN DOLLARS shall not be discharged or satisfied by any payment or recovery, whether pursuant to judgment or otherwise, expressed in or converted into any other currency except to the extent of CANADIAN DOLLARS that is actually received by EDC as a result of such payment.

(b)      The obligation as regards currency of payment described in subsection
         (a) above shall be enforceable as an alternative or additional cause of action for the purpose of recovery in such currency of the amount by which the amount received by EDC falls short of the full amount of CANADIAN DOLLARS, as the case may be, and such obligation of VELTRI shall not be affected by being obtained for any other sums.

                                   ARTICLE II
                         REPRESENTATIONS AND WARRANTIES

SECTION 2.01 - REPRESENTATIONS AND WARRANTIES

VELTRI hereby represents and warrants to EDC as of the date hereof and shall be deemed to represent and warrant on and as of the date of each advance under a LOAN AGREEMENT, that:

(a) VELTRI is a corporation duly incorporated and organized and validly existing under the laws of the Province of Nova Scotia;

(b) VELTRI has full corporate power and authority to own its property and assets and to carry on its business as currently conducted;

(c) the entering into and the performance of the terms of this AGREEMENT and the VELTRI SECURITY AGREEMENT by VELTRI:

         (i) are within its corporate powers and have been duly authorized by all necessary corporate action;

         (ii) require no action by or in respect of, or filing with; any governmental body; and

         (iii) except for the security interest created pursuant to the VELTRI SECURITY AGREEMENT and the security interests subordinated under the SUBORDINATION AGREEMENTS, will not result in or require the creation or imposition of a LIEN upon the VELTRI COLLATERAL whether created or imposed at law or pursuant to the terms of any instrument to which VELTRI is subject or by which it or any of its properties or assets are bound;

(d) this AGREEMENT and the VELTRI SECURITY AGREEMENT have been duly executed and delivered by VELTRI and constitute the legal, valid and binding obligation of VELTRI, enforceable against VELTRI in accordance with their respective terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization and similar laws affecting generally the enforcement of the rights of creditors and subject to a court's discretionary authority with regard to the granting of a decree ordering specific performance or other equitable remedies and further subject to the Currency Act (Canada) precluding a court in Canada from awarding a judgment for an amount expressed in currency other than CANADIAN DOLLARS;

(e) VELTRI is, or with respect to the VELTRI COLLATERAL acquired after the date hereof will be, the sole beneficial owner of the VELTRI COLLATERAL free and clear of any LIENS except for the security interests subordinated under the SUBORDINATION AGREEMENTS;

(f) VELTRI has, or with respect to the VELTRI COLLATERAL acquired after the date hereof will have, the right to grant a security interest in the VELTRI COLLATERAL in favour of EDC on the terms of the VELTRI
         SECURITY AGREEMENT;

(g) the business operations and records of VELTRI are located at 73 Main Street, Glencoe, Ontario and the VELTRI COLLATERAL will be kept at such location or at such other location as VELTRI will specify in writing to EDC and, subject to the provisions of the VELTRI SECURITY AGREEMENT, none of the VELTRI COLLATERAL will be moved therefrom without the prior written consent of EDC;

(h) VELTRI's full name and chief executive office are as set out on the first page of this AGREEMENT;

(i)      none of the VELTRI COLLATERAL consists of consumer goods;

(j) there are no disputes between a BORROWER and VELTRI which would adversely affect performance of the respective obligations of the parties under the relevant VELTRI PURCHASE ORDER and there are no disputes between a BUYER and VELTRI which could adversely affect performance of the respective obligations of the parties under the relevant BUYER PURCHASE ORDER;

(k) the obligations of VELTRI under this AGREEMENT, to the extent they are not secured, rank and will rank at least pari passu with all other unsecured indebtedness, including unsecured guarantees, of VELTRI, save as may be preferred by mandatory provisions of applicable law;

(l) the audited financial statements of VELTRI as of December 31, 1996 and the interim financial statements as of June 28, 1997, copies of which have been delivered to EDC, present fairly, in all material respects, the financial position of VELTRI and the results of its operations for the period covered thereby and such financial statements have been prepared in accordance with accounting principles generally accepted in Canada, applied on a consistent basis, and between the date of such interim financial statements and the date of this AGREEMENT there has been no material adverse change in the financial condition or in the business or assets of VELTRI;

(m) there are no legal proceedings pending or, so far as is known to VELTRI, threatened before any court, arbitral tribunal, administrative agency or governmental or other body having authority over it which would materially adversely affect the financial condition or the business or assets of VELTRI or its ability to perform its obligations hereunder, under the VELTRI SECURITY AGREEMENT or under any BUYER PURCHASE ORDER other than those disclosed in the most recent audited financial statements of VELTRI;

(n) VELTRI is not currently in violation of, and the execution of this AGREEMENT and the VELTRI SECURITY AGREEMENT will not place it in violation of (i) any agreement, instrument, mortgage, franchise or license to which it is subject; (ii) any judgment, order or decree of any court or other governmental authority applicable to it; or (iii) any statute or regulation applicable to it, so as materially to imperil the ability of VELTRI to fulfill its obligations hereunder or under the VELTRI SECURITY AGREEMENT;

(o) it has received an originally executed copy of the LOAN AGREEMENT and the BORROWER SECURITY AGREEMENT related thereto and is familiar with all the terms and provisions thereof;

(p) each APPLICATION FOR INITIAL FINANCING and each APPLICATION FOR ADDITIONAL FINANCING FOR NEW AND/OR EXISTING VELTRI PURCHASE ORDERS (as the case may be) and the DRAWDOWN REQUEST associated with such advance has been duly executed and delivered by VELTRI and constitutes a legal, valid and binding obligation of VELTRI, enforceable against VELTRI in accordance with its respective terms, subject as to enforcement of remedies to applicable bankruptcy, insolvency, reorganization and similar laws affecting generally the enforcement of the rights of creditors and subject to a court's discretionary authority with regard to the granting of a decree ordering specific performance or other equitable remedies and further subject to the Currency Act (Canada) precluding a court in Canada from awarding a judgment for an amount expressed in currency other than CANADIAN DOLLARS;

(q) so far as VELTRI is aware (having made reasonable inquiries) there exists no event of default under the VELTRI PURCHASE ORDER or the BUYER PURCHASE ORDER associated with such advance nor has any event occurred nor does any circumstance exist which, with the giving of notice, lapse of time or fulfillment of any other condition, would be an event of default under the VELTRI PURCHASE ORDER or the BUYER PURCHASE ORDER;

(r) the VELTRI PURCHASE ORDER and the BUYER PURCHASE ORDER associated with such advance are in full force and effect and have not been amended, supplemented, extended or replaced in any material respect or canceled other than as noted in the APPLICATION FOR ADDITIONAL FINANCING FOR NEW AND/OR EXISTING VELTRI PURCHASE ORDERS related to such VELTRI PURCHASE ORDER and BUYER PURCHASE ORDER;

(s) all covenants and obligations of any kind whatsoever on VELTRI's part to be performed under the VELTRI PURCHASE ORDER and BUYER PURCHASE ORDER associated with such advance are not in default; and

(t) there has been no pre-payment of any amount or of any kind under the VELTRI PURCHASE ORDER except as previously disclosed in writing to EDC or the BUYER PURCHASE ORDER associated with such advance.

                                   ARTICLE III
                                FINANCING SUPPORT

SECTION 3.01 - MAXIMUM AMOUNT OF FINANCING SUPPORT

(a) Upon and subject to the terms and conditions set forth in this AGREEMENT, EDC agrees to provide financing support to VELTRI and certain of its subcontractors in respect of VELTRI PURCHASE ORDERS, in CANADIAN DOLLARS, provided however, that the maximum aggregate amount of such financing support, whether advanced or committed, (including INTEREST ADVANCES as defined in each LOAN AGREEMENT) shall not exceed CAD5,000,000, on a revolving basis.

(b)      In respect of each VELTRI PURCHASE ORDER, EDC will not finance:

         (i) a VELTRI PURCHASE ORDER which is in a currency other than CANADIAN DOLLARS;

         (ii)  a VELTRI PURCHASE ORDER in an amount less than CAD100,000;

         (iii) a VELTRI PURCHASE ORDER which does not relate to BORROWER GOODS ultimately to be sold to a BUYER;

         (iv) more than the aggregate of (I) 85% of (a) such VELTRI PURCHASE ORDER less (b) the BUDGETED CAPITALIZED INTEREST relating to such VELTRI PURCHASE ORDER; and (II) the aggregate of all Interest Advances (as defined in each LOAN AGREEMENT) made under the relevant LOAN AGREEMENT which Interest Advances will equal the BUDGETED CAPITALIZED INTEREST.

(c) EDC will not provide financing support to any BORROWER under a LOAN AGREEMENT in excess of CAD1,000,000 at any one time (whether advanced or committed, (including INTEREST ADVANCES as defined in each LOAN AGREEMENT), unless EDC in its sole discretion otherwise agrees in writing and except for financial support to Superior Tool and Machine of up to CAD1,500,000.00.

(d) Notwithstanding the provisions of this Section 3.01 or any other provision of this AGREEMENT, VELTRI acknowledges and agrees that, (i) EDC is not obligated in any manner whatsoever to approve any particular APPLICATION FOR INITIAL FINANCING or APPLICATION FOR ADDITIONAL FINANCING FOR NEW AND/OR EXISTING VELTRI PURCHASE ORDERS or to provide any financing support contemplated by such documents; and (ii) it is in EDC's sole discretion whether or not to approve any particular APPLICATION FOR INITIAL FINANCING or APPLICATION FOR ADDITIONAL FINANCING FOR NEW AND/OR EXISTING VELTRI PURCHASE ORDERS or provide any financing support contemplated thereby.

(e) The parties acknowledge that it is a condition precedent to the LOAN AGREEMENT (and related security) that this AGREEMENT and the VELTRI SECURITY AGREEMENT be valid and binding on all parties and that this AGREEMENT and the VELTRI SECURITY AGREEMENT apply to the indebtedness which will be owing to EDC pursuant to such LOAN AGREEMENT.

(f) This AGREEMENT shall terminate on December 31, 1998, EDC will have no obligation to consider any APPLICATION FOR INITIAL FINANCING or APPLICATION FOR ADDITIONAL FINANCING FOR NEW AND/OR EXISTING VELTRI PURCHASE ORDERS after such date unless otherwise agreed to by EDC. It is understood that disbursements under VELTRI PURCHASE ORDERS approved by EDC prior to such date will, subject to satisfaction or waiver of the relevant conditions precedent in the relevant LOAN AGREEMENT, continue to be made after such date and this AGREEMENT (including without limitation the indemnity referred to in Article IV hereof) shall apply in connection thereto.

SECTION 3.02 - REQUEST FOR FINANCING SUPPORT

In consideration of the credit enhancement provided herein by VELTRI and for other good and valuable consideration, and upon and subject to the terms and conditions set forth herein, VELTRI may, from time to time, with the relevant BORROWER's written consent, provide EDC with a request that EDC consider (a) entering into a LOAN AGREEMENT to lend monies to a BORROWER to finance the design and build by the BORROWER of the BORROWER GOODS to be supplied to VELTRI by the BORROWER under VELTRI PURCHASE ORDERS; and (b) approving a specific corresponding VELTRI PURCHASE ORDER. VELTRI's request shall be in the form of an APPLICATION FOR INITIAL FINANCING, shall include any documents required to be delivered to EDC pursuant to such APPLICATION FOR INITIAL FINANCING and shall be consented to in writing by the BORROWER. Thereafter, EDC shall, subject to the terms and conditions of this AGREEMENT, return to VELTRI the relevant APPLICATION FOR INITIAL FINANCING indicating thereon whether or not EDC is prepared to (i) enter into a LOAN AGREEMENT to lend monies to the BORROWER; and
(ii) approve a specific VELTRI PURCHASE ORDER and, if such is the case, the amount of financing EDC is prepared to offer such BORROWER for the specific VELTRI PURCHASE ORDER. EDC shall also advise the BORROWER whether or not EDC is prepared to (i) enter into a LOAN AGREEMENT to lend monies to the BORROWER; and
(ii) approve a specific VELTRI PURCHASE ORDER and, if such is the case, the amount of financing EDC is prepared to offer such BORROWER for the specific VELTRI PURCHASE ORDER.

In the event EDC indicates its willingness to provide financing to the relevant BORROWER, EDC shall forward to such BORROWER a LOAN AGREEMENT and the related BORROWER SECURITY AGREEMENT. EDC shall then arrange for the relevant BORROWER to
(a) sign the LOAN AGREEMENT and BORROWER SECURITY AGREEMENT; and (b) forward to EDC and VELTRI a fully executed copy of the LOAN AGREEMENT and BORROWER SECURITY AGREEMENT as well as an opinion from the BORROWER's counsel addressed to EDC and VELTRI in form and substance satisfactory to EDC and VELTRI which opinion shall include without limitation an opinion that the BORROWER has the authority to borrow the maximum amount of available financing set out in the LOAN AGREEMENT, as amended by future APPLICATION FOR ADDITIONAL FINANCING FOR NEW AND/OR EXISTING VELTRI PURCHASE ORDERS and that the LOAN AGREEMENT has been duly executed. The LOAN AGREEMENT and BORROWER SECURITY AGREEMENT and opinion of the BORROWER's counsel shall be in the form of Schedule "F hereof.

SECTION 3.03 - INCREASE IN FINANCING SUPPORT

In consideration of the credit enhancement provided herein by VELTRI and for other good and valuable consideration, and upon and subject to the terms and conditions set forth herein, VELTRI may, from time to time, with the relevant BORROWER's written consent, provide EDC with a request that EDC consider increasing the maximum amount of financing available under an existing LOAN AGREEMENT to (a) cover amendments to VELTRI PURCHASE ORDERS which already are the subject of financing under the LOAN AGREEMENT; or (b) subsequent VELTRI PURCHASER ORDERS to the relevant BORROWER. VELTRI's request shall be in the form of an APPLICATION FOR ADDITIONAL FINANCING FOR NEW AND/OR EXISTING VELTRI PURCHASE ORDERS, shall include any documents reasonably required to be delivered to EDC pursuant to such APPLICATION FOR ADDITIONAL FINANCING FOR NEW AND/OR EXISTING VELTRI PURCHASE ORDERS and shall be consented to in writing by the BORROWER. Thereafter, EDC shall, subject to the terms and conditions of this AGREEMENT, return to VELTRI the APPLICATION FOR ADDITIONAL FINANCING FOR NEW AND/OR EXISTING VELTRI PURCHASE ORDERS indicating thereon whether or not EDC is prepared to permit the maximum amount of financing under the relevant LOAN AGREEMENT to be increased to cover (i) amendments to VELTRI PURCHASE ORDERS which already are the subject of financing under the LOAN AGREEMENT; or (ii) additional VELTRI PURCHASER ORDERS to the relevant BORROWER and, if such is the case, the additional amount of financing EDC is prepared to offer. EDC shall also advise the BORROWER whether or not EDC is prepared to permit the maximum amount of financing under the relevant LOAN AGREEMENT to be increased and, if such is the case, the additional amount of financing EDC is prepared to offer.

In the event EDC indicates its willingness to increase the maximum dollar amount of financing available under the relevant LOAN AGREEMENT, EDC shall forward to the BORROWER any documents EDC considers necessary to ensure that the LOAN AGREEMENT reflects the increase in financing and to ensure that the security related to the LOAN AGREEMENT covers the subsequent VELTRI
PURCHASE ORDERS or the amended VELTRI PURCHASE ORDERS and BORROWER GOODS supplied thereunder including without limitation a certificate of an officer of the BORROWER certifying that the resolution authorizing the BORROWER to borrow the maximum amount of available financing set out in the LOAN AGREEMENT, as amended by APPLICATION FOR ADDITIONAL FINANCING FOR NEW AND/OR EXISTING VELTRI PURCHASE ORDERS, has not been amended or repealed. EDC shall then arrange for the relevant BORROWER to (a) sign the said documents; and (b) forward to EDC and VELTRI a fully executed copy of those documents.

                                   ARTICLE IV
                               CREDIT ENHANCEMENT

SECTION 4.01 - INDEMNITY

(a) VELTRI hereby unconditionally and irrevocably agrees, as primary obligor, to indemnify on demand EDC against any monetary loss suffered by it as a result of any BORROWER OBLIGATIONS, whether at maturity, on acceleration or otherwise, not being paid on time, on the date and otherwise in the manner specified in the LOAN AGREEMENTS or as a result of any BORROWER OBLIGATION being or becoming void, voidable or unenforceable for any reason (whether or not now existing and whether or not now known or becoming known to the BORROWERS or EDC), the amount of that loss being the amount expressed to be payable by the BORROWERS in the LOAN AGREEMENTS and unpaid. VELTRI agrees that its obligations under this Section 4.01(a) shall not be discharged, released or otherwise terminated except by payment in full to EDC of the amount of the said loss. Notwithstanding anything contained herein to the contrary, EDC may, in its discretion, make multiple demands under this AGREEMENT and such demands may be for all or any part of the BORROWER OBLIGATIONS then due and unpaid.

(b) VELTRI further agrees to pay interest on the BORROWER OBLIGATIONS (to the extent that such interest is not paid by the relevant BORROWER) from the date upon which EDC has demanded payment of the BORROWER OBLIGATIONS pursuant to Section 4.01(a) hereof (or from the date the BORROWER ceases to be legally liable to pay interest under the relevant LOAN AGREEMENT by reason of provisions or enactments relating to bankruptcy, insolvency, liquidation or otherwise, if applicable) until the unpaid BORROWER OBLIGATIONS have been paid in full, such interest to be payable before and after judgment at such rate equal to the rate of interest payable under the relevant LOAN AGREEMENT in respect of such BORROWER OBLIGATIONS.

SECTION 4.02 - WAIVER

(a) VELTRI hereby waives any requirement that EDC, in the event of default by any of the BORROWERS under the relevant LOAN AGREEMENTS, make demand upon or seek to enforce remedies against any such BORROWER before demanding payment under, or seeking to enforce the provisions of this indemnity, and EDC shall not be bound to exhaust its recourse against any such BORROWER or any other person or the securities it may hold in respect of the BORROWER OBLIGATIONS or to value such securities before demanding or being entitled to payment from VELTRI.

(b) Except for its rights under Section 4.04, VELTRI hereby expressly waives the benefit of all privileges and defences which now or may hereafter be available to sureties including the benefits of discussion and division, and hereby waives diligence, presentment, demand, protest and notice of every kind.

SECTION 4.03 - NO BENEFIT

(a) Until all sums owing to EDC by a BORROWER under the relevant LOAN AGREEMENTS have been paid in full, VELTRI shall not with respect to any payment made by VELTRI hereunder:

         (i) be entitled and shall not claim to rank as a creditor in the bankruptcy or liquidation of the relevant BORROWER in competition with EDC;

         (ii) receive, claim or have the benefit of any payment or distribution from or on account of the relevant BORROWER or claim the benefit of any security or monies held by or for the account of EDC except for the benefit of EDC and EDC shall be entitled to apply such security and monies as it sees fit.

(b) Any settlement or discharge between EDC and VELTRI shall be conditional upon no security or payment to EDC by the relevant BORROWER or any other person on behalf of the BORROWER being avoided or set aside or ordered to be refunded or reduced by virtue of any provision or enactment relating to bankruptcy, insolvency or liquidation for the time being in force and EDC shall be entitled to recover from VELTRI the value which EDC has placed upon such security or the amount of any such payment as if such settlement or discharge had not occurred limited to the amount owing to EDC by the BORROWER.

SECTION 4.04 - ASSIGNMENT

Upon payment in full by VELTRI to EDC of the indemnity referred to in this
Article IV with respect to a BORROWER, EDC shall assign to VELTRI, or as it may direct, all of EDC's rights, title and interests in and to any or all related LOAN AGREEMENTS and related security in respect of which an indemnity payment is fully made to EDC pursuant to this Article IV. EDC covenants to, perfect all security interests granted by a BORROWER to EDC under a BORROWER's security agreement in EDC's favour and not release or subordinate or permit the expiry of any such security interest (unless in the case of an expired registration, such registration may be renewed or reperfected so as to maintain EDC's priority position that existed prior to the expiry of such registration). Nevertheless EDC is not required to ensure that any security interest which it perfects confers on EDC any priority over any other security interest.

SECTION 4.05 - SECURITY

As security for the payment and performance of its obligations under the indemnity referred to in this Article IV, VELTRI agrees to deliver to EDC the VELTRI SECURITY AGREEMENT in accordance with the terms hereof.

                                    ARTICLE V
                                CANADIAN BENEFIT

  SECTION 5.01 - CANADIAN BENEFIT

The parties acknowledge that EDC has entered into this AGREEMENT to finance goods and services of Canadian manufacture and origin and that no less than 75% of work related to the manufacture of the BORROWER GOODS supplied under all approved VELTRI PURCHASE ORDERS shall give rise to an aggregate Canadian benefit. In any case where the aggregate amount of proposed financing in respect of a VELTRI PURCHASE ORDER exceeds CAD5,000,000, EDC's internal Industrial Advisory Service shall confirm whether or not such VELTRI PURCHASE ORDER meets the Canadian benefit test. EDC may conduct a review, not less than annually, of the aggregate Canadian benefit under approved VELTRI PURCHASE ORDERS. In the event that the Canadian benefit is found by EDC to be less than 75%, EDC shall so notify VELTRI and VELTRI shall not, after such notice, submit VELTRI PURCHASE ORDERS for approval with a Canadian benefit less than 75% and if the aggregate Canadian benefit remains less than 75% ninety (90) days following such notice, EDC shall not be obligated to approve any further VELTRI PURCHASE ORDERS. Notwithstanding the foregoing, EDC may not suspend or terminate advances related to VELTRI PURCHASE ORDERS previously approved under the associated APPLICATION FOR INITIAL FINANCING.

                                   ARTICLE VI
                               COVENANTS OF VELTRI

SECTION 6.01 - COVENANTS OF VELTRI

VELTRI covenants and agrees with EDC that, unless compliance has been waived by EDC, it will:

(a) perform and observe all the provisions of this AGREEMENT and the VELTRI SECURITY AGREEMENT;

(b) maintain its corporate existence in good standing subject to the right to merge, amalgamate or effect any reorganization which does not result in any deterioration of the position of or detriment to any of its creditors, and provided that any successor company executes, prior to or contemporaneously with the consummation of such transaction, such instruments as are satisfactory to EDC evidencing the agreement of such successor company to observe and perform all the covenants and obligations of VELTRI hereunder and under the VELTRI SECURITY AGREEMENT;

(c) carry on its business in a proper, efficient and businesslike manner and maintain all rights, contracts, powers, privileges, leases, lands and franchises, permits and authorizations necessary in the conduct of its business or operations;

(d) within one hundred and twenty (120) days after the end of each financial year:(i) cause to be prepared as at the end of such financial year a balance sheet, statement of profit and loss and such other statements as VELTRI is required by law to prepare and will forthwith deliver to EDC a signed copy of each of such statements, together with a certificate of its independent auditors, setting forth that in their opinion without any material qualification the statements present fairly in all material respects the financial position of VELTRI and the results of its operations for the financial year reported on, in accordance with accounting principles generally accepted in Canada applied on a basis consistent with that of the preceding year; (ii) prepare and deliver to EDC a report setting out the calculation of each of the ratios referred to in Sections 6.01(k), (l), (m) and (o); and (iii) prepare and deliver to EDC a certificate of an officer of VELTRI certifying that VELTRI is not in default under any loans, guarantees or security agreements to which it is a party or if in default specifying the nature of such default;

(e) within forty-five (45) days after the end of each of the first three quarters of each financial year deliver to EDC: (i) its quarterly financial reports for such fiscal quarter; (ii) the income statement of VELTRI; (iii) a report setting out the calculation of each of the ratios referred to in Sections 6.01(k), (l), (m) and (o); and (iv) a certificate of an officer of VELTRI certifying that VELTRI is not in default under any loans, guarantees or security agreements to which it is a party or if in default specifying the nature of such default;

(f) from time to time deliver to EDC such other financial and operating reports and statements as EDC may reasonably request;

(g) keep its assets and business insured in the manner and to the extent customary for companies engaged in businesses of a similar character;

(h) ensure that at all times its obligations hereunder to the extent they are unsecured rank at least pari passu with all of its other unsecured indebtedness, including unsecured guarantees, save as may be preferred by mandatory provisions of applicable law;

(i) not take or suffer to be taken any unreasonable action whereby the interests of EDC hereunder or under any of the LOAN AGREEMENTS, BORROWER SECURITY AGREEMENTS, or the VELTRI SECURITY AGREEMENT may be jeopardized;

(j) promptly notify EDC upon becoming aware of the occurrence of any event of default or of any event or circumstance which, after notice or lapse of time or both, would constitute an event of default under any of the VELTRI PURCHASE ORDERS or the BUYER PURCHASE ORDERS, and of any other matter which might materially adversely affect the financial condition or the business or assets of any of the BORROWERS or of VELTRI, or the ability of any of the BORROWERS or VELTRI to perform their respective obligations under the LOAN AGREEMENTS, the BORROWER SECURITY AGREEMENTS, the VELTRI PURCHASE ORDERS, the BUYER PURCHASE ORDERS, the VELTRI SECURITY AGREEMENT or hereunder, as the case may be, as well as of the steps being taken to remedy the same;

(k) maintain at all times a current assets: current liabilities ratio of not less than 1.00:1.00, which ratio is as at the date hereof not less that 1.00:1.00; for the purposes of this covenant "current liabilities" means current liabilities including the current portion of all revolving bank lines of credit less all amounts subordinated at the relevant time pursuant to the shareholder's postponement agreement
         dated    ;

(l)      maintain at all times a DEBT SERVICE COVERAGE RATIO of not less than
         1.25 to 1.0;

(m)      maintain at all times a LEVERAGE RATIO of not more than 4.25 to 1.0;

(n) maintain from May 15, 1998, and at all times thereafter a shareholders' equity of no less than CAD5,000,000; for the purposes of this covenant "shareholders' equity" means common stock plus retained earnings as noted on the most recent financial statements;

(o) no VELTRI PURCHASE ORDER shall be canceled or terminated, or any material amendments made to the terms and manner of payment or to the time and manner of delivery of the goods thereunder, or any amendments made which might effect an unreasonable decrease in the purchase price of the BORROWER GOODS, in each case without the prior written consent of EDC. In addition, no change shall be made to any of the VELTRI PURCHASE ORDERS which materially relates to or affects EDC's Canadian benefit requirements without the prior written consent of EDC;

(p) promptly notify EDC of any dispute under any VELTRI PURCHASE ORDER or BUYER PURCHASE ORDER or of any event which could entitle VELTRI to set-off or withhold any amounts due under any VELTRI PURCHASE ORDER or the BUYER to set-off or withhold any amounts due under any BUYER PURCHASE ORDER;

(q) promptly notify EDC of any change in the name of VELTRI or the location of its chief executive office;

(r)      in respect of the VELTRI COLLATERAL:

         (i) carry on it's business in a proper and efficient manner so as to preserve and protect the VELTRI COLLATERAL and the earnings, incomes, issues and profits thereof;

         (ii) at any reasonable time and from time to time, upon reasonable prior notice, permit EDC or any representative thereof to verify the existence and state of the VELTRI COLLATERAL in any manner EDC may consider appropriate; and VELTRI agrees to furnish all assistance and information and to perform all such acts as EDC may reasonably request in connection therewith and for such purpose to grant to EDC or its representative access to all places where the VELTRI COLLATERAL may be located and to all premises occupied by VELTRI to examine and inspect the VELTRI COLLATERAL;

         (iii) not locate or permit its records and the VELTRI COLLATERAL to be located at any location other than 73 Main Street, Glencoe, Ontario;

         (iv) not sell, lease, assign or otherwise dispose of the VELTRI COLLATERAL other than as contemplated in the relevant BUYER PURCHASE ORDER;

         (v) keep the VELTRI COLLATERAL free and clear of all LIENS other than the security interests subordinated under the SUBORDINATION AGREEMENTS;

         (vi) promptly notify EDC of any material loss of or material damage to the VELTRI COLLATERAL; and

         (vii) take all steps and all actions as may be reasonably required or deemed advisable by EDC to perfect or more fully evidence EDC's rights and interest in the VELTRI COLLATERAL over which a security interest has been granted by VELTRI to EDC under the VELTRI SECURITY AGREEMENT.

                                   ARTICLE VII
                              CONDITIONS PRECEDENT

SECTION 7.01 - CONDITIONS PRECEDENT TO FIRST LOAN AGREEMENT

EDC shall have no obligation to enter into any LOAN AGREEMENT hereunder until EDC has received:

(a)      an executed copy of the VELTRI SECURITY AGREEMENT;

(b) evidence satisfactory to EDC that EDC's first priority security interests in the VELTRI COLLATERAL granted pursuant to the VELTRI SECURITY AGREEMENT has been duly perfected and/or registered in such filing offices as EDC may deem necessary or appropriate;

(c)      an executed copy of both SUBORDINATION AGREEMENTS;

(d) the following corporate documents of VELTRI relating to the matters contemplated hereby: Articles of Incorporation, resolutions, specimen signatures and certificates of authorization, as requested by EDC;

(e)      the opinion of counsel for VELTRI in the form of Schedule "D";

(f)      payment of all fees required pursuant hereto;

(g) an executed copy of the shareholder's postponement agreement in the form of Schedule "E";

(h)      such other information or documentation as EDC may reasonably require.

                                  ARTICLE VIII
                                EVENTS OF DEFAULT

SECTION 8.01 - EVENTS OF DEFAULT

The occurrence of any of the following events shall be a default by VELTRI under this AGREEMENT (each an "EVENT OF DEFAULT"):

(a) VELTRI shall fail to pay or remit within three (3) BUSINESS DAYS of the due date thereof any amount owing to EDC hereunder;

(b) any representation or warranty made or deemed to have been made by VELTRI hereunder or in connection with this AGREEMENT or any other information or report supplied by VELTRI to EDC hereunder or in connection herewith shall prove to have been false, incorrect or misleading in any material respect when made or deemed made;

(c) VELTRI fails to observe or perform any other term, covenant or agreement herein on its part to be observed or performed and, if such failure is capable of being remedied, any such failure shall remain unremedied for thirty (30) days after written notice thereof shall have been given by EDC to VELTRI;

(d) an encumbrancer takes possession of, or a receiver or similar officer is appointed over the whole or a substantial part of the assets, rights or revenues of VELTRI or a distress, execution, sequestration or other process is levied or enforced upon or sued out against a substantial part of the assets, rights or revenues of VELTRI and is not discharged, dismissed or stayed within thirty (30) days;

(e) a court or other authority of competent jurisdiction issues any judgment or order, or similar instrument, for bankruptcy, liquidation, winding-up or dissolution or for the appointment of a receiver, trustee, liquidator, or like official of all or a substantial portion of VELTRI's assets, and such order remains in effect for a period of forty-five (45) days without being vacated, discharged, stayed or dismissed;

(f) proceedings are started by any person to dissolve, liquidate or wind-up VELTRI or to suspend its operations and which remain undischarged thirty (30) days after commencement;

(g)      VELTRI (i) makes an assignment for the benefit of its creditors; or
         (ii) petitions or applies to any tribunal for the appointment of a receiver or trustee for itself or any substantial part of its assets; or (iii) starts any proceeding relating to itself under any present or future reorganization, arrangement, adjustment of debt, dissolution or liquidation law of any jurisdiction; or (iv) in any way consents to, approves or acquiesces in any bankruptcy, reorganization or insolvency proceeding started by any other person, or any proceeding by any other person for the appointment of a receiver or trustee for VELTRI or any substantial part of its assets; or (v) allows any receivership or trusteeship to remain undischarged for a period of thirty (30) days; or (vi) becomes or is declared by any competent authority to be bankrupt or insolvent;

(h) VELTRI (i) fails to pay any amount due in excess of CAD500,000 under any one or more loans, guarantees or security agreements to which it is a party on the due date or within any originally applicable grace period whether on maturity, by acceleration or otherwise; or (ii) defaults under any other term of any loan, guarantee or security agreement to which it is a party (for which the debt associated therewith is in excess of CAD500,000) which has caused the holder or holders of such loan, guarantee or security to declare the indebtedness thereunder to be due and payable; or

(i) VELTRI disposes of all or a substantial portion of its assets, whether by one or a series of transactions, related or not, other than:

         (i) for the purposes of and followed by a reconstruction, merger or amalgamation whilst able to pay its debts as they fall due in which the obligations of VELTRI to EDC are assumed by the successor entity in such merger, reconstruction or amalgamation;

         (ii)  for fair market value on arm's length terms; or

         (iii) in the ordinary course of business;

         without the prior written consent of EDC;

(j) if any event or circumstance occurs which would materially and adversely affect VELTRI's ability to perform all or any of its obligations hereunder or under the VELTRI SECURITY AGREEMENT;

(k) if VELTRI defaults in the due performance or observance of any term of any BUYER PURCHASE ORDER or VELTRI PURCHASE ORDER after lapse of any applicable grace period;

(l) if title to the VELTRI GOODS granted as security pursuant to the term of the VELTRI SECURITY AGREEMENT is transferred to the BUYER or any other person prior to all amounts owing by VELTRI hereunder having been fully repaid;

(m) if VELTRI creates or permits to exist or continue any LIENS over the VELTRI COLLATERAL as security for the obligations of VELTRI or any other person except for the security interests subordinated under the SUBORDINATION AGREEMENTS; or

(n) if VELTRI fails within a reasonable time after notice to take all steps and all actions as may be reasonably required or deemed advisable by EDC to perfect or more fully evidence EDC's rights and interest in the VELTRI COLLATERAL over which a security interest has been granted by VELTRI to EDC under the VELTRI SECURITY AGREEMENT.

SECTION 8.02 - REMEDIES

If an EVENT OF DEFAULT occurs and is continuing, EDC may, in addition to any other rights or remedies available to it under this AGREEMENT, any document contemplated hereby or at law, do one or more of the following: (a) exercise all other rights and remedies available to it under the VELTRI SECURITY AGREEMENT or at law; (b) by way of one or more notices to VELTRI declare that EDC will not approve any APPLICATION FOR INITIAL FINANCING or APPLICATION FOR ADDITIONAL FINANCING FOR NEW AND/OR EXISTING VELTRI PURCHASE ORDERS; or (c) assign to VELTRI all of EDC's rights, title and interests in any or all LOAN AGREEMENTS and related security and VELTRI agrees, in consideration for such assignment immediately to pay to EDC an amount equal to the aggregate of all indebtedness of the BORROWERS outstanding to EDC under such LOAN AGREEMENTS (including, without limitation, all principal, interest and other amounts) as of the date of such assignment, it being understood that such assignment shall only occur on payment in full by VELTRI.

SECTION 8.03 - REMEDIES CUMULATIVE

It is expressly agreed by VELTRI that the rights and remedies of EDC under this AGREEMENT are cumulative and are in addition to, and not in substitution for, any rights or remedies provided by law; and any single or partial exercise by EDC of any right or remedy for default or breach of any term of this AGREEMENT shall not, and any failure to exercise or delay in exercising any such rights or remedies shall not, be or be deemed to be a waiver of or to alter, affect or prejudice any other right or remedy or other rights or remedies to which EDC may be lawfully entitled for the same default or breach; and any waiver by EDC of the strict observance or performance of or compliance with any term of this AGREEMENT shall not be deemed to be a waiver of any subsequent default or breach.

                                   ARTICLE IX
                                    PAYMENTS

SECTION 9.01 - PLACE AND MANNER OF PAYMENT

VELTRI agrees to make any payment required of it hereunder forthwith without set-off or counterclaim at Bank of Montreal, First Bank Tower, First Canadian Place, Toronto, Ontario, M5X lAl, for the credit of EDC, account number 000-876 or at such other account or place as EDC may, from time to time, notify VELTRI in writing. VELTRI agrees to instruct its bank to provide a copy of its payment instructions (including its transfer reference number), showing how funds are being transferred, by telex to EDC at number 053-4136 or by telefax at number
(613) 598-2514.

                                    ARTICLE X
                               COSTS AND EXPENSES

SECTION 10.01 - COSTS AND EXPENSES

(a) VELTRI will pay, on the earlier of (i) thirty (30) days of EDC's billing therefor; and (ii) the date of the first LOAN AGREEMENT hereunder, a documentation fee of CAD5,000.

(b) All documents or information to be furnished to EDC by VELTRI shall be supplied at VELTRI's expense. VELTRI hereby agrees to pay, on demand, all costs and expenses incurred by EDC subsequent to the execution of this AGREEMENT in connection with the transaction contemplated hereby including, without limitation, in connection with the amendment or operation of, or preservation of rights under or enforcement of this AGREEMENT and the other documents contemplated hereby.

(c) As a stand-by fee, VELTRI will pay, in CANADIAN DOLLARS to EDC 1/8 of 1% of the remainder (the "REMAINDER") of the amount then available for financing hereunder pursuant to Section 3.01(a) less (i) the aggregate amount advanced and remaining unpaid pursuant to APPLICATIONS FOR INITIAL FINANCING and APPLICATION FOR ADDITIONAL FINANCING FOR NEW AND/OR EXISTING VELTRI PURCHASE ORDERS and (ii) the aggregate amount committed for financing pursuant to outstanding APPLICATIONS FOR INITIAL FINANCING and APPLICATION FOR ADDITIONAL FINANCING FOR NEW AND/OR EXISTING VELTRI PURCHASE ORDERS and not yet advanced, computed from and including the date of this AGREEMENT, up to and including the date this AGREEMENT is terminated and all financing approved (prior to such termination) under APPLICATIONS FOR INITIAL FINANCING and APPLICATION FOR ADDITIONAL FINANCING FOR NEW AND/OR EXISTING VELTRI PURCHASE ORDERS has been fully advanced. The stand-by fee is due and payable and calculated quarterly in arrears on June 1, September 1, December 1 and March 1 of each year during the existence of this AGREEMENT and until this AGREEMENT has been terminated on December 31, 1998, unless otherwise extended by EDC. The stand-by fee is calculated on the basis of the actual number of days elapsed divided by 365. Notwithstanding the foregoing, for administrative efficiency, VELTRI will pay the stand-by fee based on the REMAINDER as at thirty (30) days prior to the relevant June 1, September 1, December 1 or March 1 and adjustments for any underpayment or overpayment, as the case may be, will be made on the next following June 1, September 1, December 1, or March 1.

(d)      EDC acknowledges receipt of a set up fee of CAD5,000.

                                   ARTICLE XI
                                     NOTICE
SECTION 11.01 - NOTICE

Every notice, demand, request, consent, approval, waiver or agreement to be given or made hereunder shall, save as otherwise herein specifically provided, be in writing and shall be delivered by hand or sent by prepaid air mail or telefax, and shall be deemed to have been given and received, if delivered by hand, upon delivery, if sent by mail, the fifth day (excluding Saturdays and Sundays) following the date of mailing, and, if sent by telefax, the second day (excluding Saturdays and Sundays) following the date of transmission. The mailing address and telefax numbers of VELTRI and EDC for such purposes shall respectively be:

for VELTRI,

                   VELTRI METAL PRODUCTS CO.
                   900 Wilshire Drive, Suite 203
                   Troy, Michigan 48084

                   Attention:        Chief Financial Officer

                   Telefax:          (248) 362-7612

for EDC,

                   EXPORT DEVELOPMENT CORPORATION
                   151 O'Connor Street
                   Ottawa, Canada K1A 1K3

                   Attention:       Loans Operations

                   Telefax:         (613) 598-2514

or such other mailing or telefax number as to which VELTRI or EDC may, for itself, from time to time notify the other as aforesaid.

                                   ARTICLE XII
                           PROPER LAW AND JURISDICTION

SECTION 12.01 - PROPER LAW

This AGREEMENT shall be deemed to be made under and shall be governed by and construed in accordance with the laws of the Province of Ontario and the federal laws of Canada applicable in such Province.

                                  ARTICLE XIII
                             SUCCESSORS AND ASSIGNS

SECTION 13.01 - SUCCESSORS AND ASSIGNS

This AGREEMENT shall be binding upon VELTRI and its successors and assigns, and the benefit hereof shall extend to EDC and its successors and assigns. VELTRI may not assign or transfer all or any part of its rights or obligations hereunder. EDC may assign or transfer all or part of its rights and obligations hereunder. EDC may also obtain at any time the participation of a person to guarantee the obligations of VELTRI hereunder or to lend all or part of the loan facility amount set out in Section 3.01(a) hereof.

                                   ARTICLE XIV
                                  MISCELLANEOUS

SECTION 14.01 - MISCELLANEOUS

(a) VELTRI shall give further assurances and do, execute and perform all such acts, deeds, documents and things as may be required to give EDC the full benefit and effect of, or intended by, this AGREEMENT.

(b) No term, condition or provision hereof or any right hereunder, or in respect thereof, shall be deemed to have been waived by the benefited party, except by express written waiver signed by such party, all such waivers to extend only to the particular circumstances therein specified. No agreement or undertaking purporting to amend or modify this AGREEMENT or any of its terms, conditions or provisions or any rights or liabilities hereunder shall be effective or binding unless in writing and signed by EDC and VELTRI.

(e) No action or omission on the part of EDC in exercising or failing to exercise its rights hereunder or in connection with or arising from the BORROWER OBLIGATIONS or any part thereof shall make EDC liable to VELTRI for any loss thereby occasioned to VELTRI other than by virtue of EDC's breach of covenant under Section 4.04.

SECTION 14.02 - COUNTERPARTS

This AGREEMENT may be executed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

IN WITNESS WHEREOF the parties hereto have signed and delivered this AGREEMENT,
this         day of               ,  1997.

VELTRI METAL PRODUCTS CO.

Signature: David J. Woodward, V.P.

(Print Name:) David J. Woodward

EXPORT DEVELOPMENT CORPORATION

Signature:
(Print Name:)

Signature:
(Print Name:)